LETTER FOR SHAREHOLDERS

Dear Shareholder:

The Board of Trustees of Thrivent Mutual Funds (the “Trust”) has scheduled a special meeting of shareholders (with adjournments, the “Meeting”) for July 30, 2019 to seek approval of the merger of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”) into Thrivent International Allocation Fund (the “Acquiring Fund”), which, prior to April 30, 2019, was named Thrivent Partner Worldwide Allocation Fund. At the Meeting, the shareholders of the Target Fund will be asked to consider and approve an Agreement and Plan of Reorganization (an “Agreement”) providing for its reorganization into the Acquiring Fund.

If you are not planning to attend the Meeting in person, please vote before July 30 in one of the ways described below.

If the merger is approved at the Meeting, your investment in the Target Fund will automatically be transferred into the Acquiring Fund. We will send you a written confirmation after this takes place. This transfer is not expected to be a taxable event. (Of course, you may exchange your investment for a completely different fund of the Trust.)

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via Internet: see the instructions on the enclosed proxy card.
•	Via Telephone: see the instructions on the enclosed proxy card.
•	Via Mail: use the enclosed proxy card and postage-paid envelope.
•	In person: attend the Meetings on July 30 at the Thrivent Financial corporate office in Minneapolis.

If you’d like more information about the Funds, you may order a prospectus for the Funds, a statement of additional information for the Funds, a shareholder report for the Funds, and/or the statement of additional information regarding the proposed Fund reorganizations (request the “Reorganization SAI”) by:

•	Telephone: 800-847-4836 and say “mutual funds”
•	Mail: Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348
•	Internet:
—	For a copy of a Fund’s prospectus, statement of additional information, or shareholder report: ThriventFunds.com
—	For a copy of the Reorganization SAI: www.proxy-direct.com/thr-30635

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Mutual Funds

Questions & Answers

For Shareholders of Thrivent Partner Emerging Markets Equity Fund

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a shareholder meeting being held?

A: A special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”) is being held to seek shareholder approval of a reorganization (the “Reorganization”) of the Target Fund into Thrivent International Allocation Fund (the “Acquiring Fund”), which, prior to April 30, 2019, was named Thrivent Partner Worldwide Allocation Fund. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) has determined that the Reorganization is in the best interests of the shareholders of the Target Fund and recommends that you cast your vote “FOR” the proposed Reorganization. Certain changes to the Acquiring Fund were implemented effective April 30, 2019, including a name change, the removal of two subadvisers to be replaced by the Adviser, and changes to target allocations of various asset classes. Currently, the Target Fund and the Acquiring Fund both invest in equity securities and debt securities in approximately the same proportion and each is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940. Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) is the investment adviser for the Target Fund and the Acquiring Fund.

The Target Fund has generally underperformed relative to other emerging markets equity funds since it was launched in 2012. The Reorganization was approved by the Board on November 14, 2018. The Board considered the fact that as of September 28, 2018, the Target Fund was ranked in the 69th percentile of its Lipper peer group for the year-to-date period and in the bottom quartile of its peer group for the one-year, three-year, and five-year time periods. The Target Fund also had a one star ranking by Morningstar (the lowest possible ranking) and a “Negative” Morningstar Analyst Quantitative Rating. As a result, the Target Fund had also struggled to achieve scale, with only $14.7 million in assets as of March 31, 2019. Due to the Target Fund’s history of underperformance, inability to grow assets, and higher expenses relative to other offerings, the Adviser believes the Target Fund is no longer viable.

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The Board believes that the Reorganization would be in the best interests of the shareholders of the Target Fund because: (i) shareholders will become shareholders of a much larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Fund invests in a diversified portfolio with a wider variety of equity securities; (iii) at the time of the Board’s approval on November 14, 2018, the Acquiring Fund had achieved stronger performance than the Target Fund for the one, three and five-year periods ended September 28, 2018, both in terms of Lipper peer group rankings and on an absolute basis, though there is no guarantee of future performance; (iv) the Adviser believes that it can most effectively manage the assets currently in the Target Fund by combining such assets with the Acquiring Fund, in particular after changes to the Acquiring Fund effective on April 30, 2019; and (v) the Acquiring Fund has a lower gross expense ratio than the Target Fund and shareholders of the Target Fund will experience a lower net expense ratio in the Acquiring Fund following the Reorganization.

The Acquiring Fund anticipates selling approximately 78% of the market value of the Target Fund’s investments after the Reorganization. As of April 30, 2019, the Target Fund’s investments that the Acquiring Fund would anticipate selling have a market value of $11,903,594 and a potential gain of $2,286,824. This would result in a $0.0259 capital gain per share, assuming a merger with the Target Fund.

Q: Who can vote?

A: Shareholders of the Target Fund are entitled to vote.

Q: How will the Reorganization affect me?

A: Assuming shareholders approve the proposed Reorganization, the assets of the Target Fund will be combined with those of the Acquiring Fund. The Class A and Class S Shares of the Target Fund automatically would be exchanged for an equal dollar value of Class A and Class S Shares of the Acquiring Fund. Following the Reorganization, the Target Fund will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization. If you hold Class A Shares of the Target Fund, you will receive Class A Shares of the Acquiring Fund. If you hold Class S Shares of the Target Fund, you will receive Class S Shares of the Acquiring Fund.

Q: Will the total annual operating expenses that my fund investment bears increase as a result of the Reorganization?

A: No, they may likely decrease. An unexpected increase in “Other Expenses” of the Acquiring Fund could cause them to increase. For more information about how

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fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE FUNDS—Expenses section of the Prospectus/Proxy Statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Fund will seek an opinion of counsel to this effect. Generally, shareholders will not incur capital gains or losses on the exchange of Target Fund shares for Acquiring Fund shares as a result of the Reorganization.

Q: If shareholders of the Target Fund do not approve the Reorganization, what will happen to the Target Fund?

A: Thrivent Asset Mgt. will reassess alternatives for the Target Fund, including recommending a possible repurposing of the Target Fund’s principal investment strategies or recommending a liquidation of the Target Fund to the Board. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Asset Mgt. or an affiliate and will not be borne by Target Fund shareholders, regardless of whether the Reorganization is completed.

Q: How can I vote?

A: Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

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By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

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Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Fund a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the proposal in the Prospectus/Proxy Statement?

A: Call Computershare at 866-865-3843 with your questions.

Q: How can I get more information about the Target and Acquiring Funds?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Funds and/or (2) the statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 800-847-4836 and say “mutual funds”

•	Mail: Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: ThriventFunds.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr-30635

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Thrivent Partner Emerging Markets Equity Fund

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

ThriventFunds.com

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

To be Held on July 30, 2019

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 30, 2019 at 9:00 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would (i) transfer all of its assets to Thrivent International Allocation Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class A and Class S Shares of the Acquiring Fund, (ii) distribute such Class A and Class S Shares of the Acquiring Fund to shareholders of the Target Fund, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on May 24, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Shareholders are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by filing with the Target Fund a written notice of revocation, by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 6, 2019

John D. Jackson

Assistant Secretary

Thrivent Mutual Funds

COMBINED PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

June 6, 2019

This Prospectus/Proxy Statement is furnished to you as a shareholder of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”). A special meeting of shareholders of the Target Fund will be held on July 30, 2019 (with any adjournments, the “Meeting”) to consider the approval of a Reorganization (the “Reorganization”) of the Target Fund into Thrivent International Allocation Fund (the “Acquiring Fund”). The Board of Trustees of the Trust (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet regardless of whether you plan to be present at the Meeting in order to avoid the additional expense of further solicitation.

The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.” Each of the Acquiring Fund and the Target Fund is organized as a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Target Fund and the Acquiring Fund are both diversified within the meaning of the 1940 Act.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference:

•	The Thrivent Mutual Funds Prospectuses, dated February 28, 2019 and as supplemented through the date hereof (the “Trust Prospectus”) with SEC file number 033-12911.

•	A Statement of Additional Information, dated June 6, 2019, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”) with SEC file number 333-231050;

•	The Thrivent Mutual Funds Statement of Additional Information, dated February 28, 2019 and as supplemented through the date hereof (the “Trust SAI”) with SEC file number 033-12911.

Copies of the foregoing may be obtained without charge by calling or writing the Fund as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request.

Copies of each Fund’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained at ThriventFunds.com. Requests for documents can also be made by calling 800-847-4836 or writing Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348.

The Funds file reports and other information with the SEC. Information filed by the Funds with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (https://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 800-732-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is June 6, 2019. The Prospectus/Proxy Statement will be sent to shareholders as of the record date on or around June 19, 2019.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the trustees who are not “interested persons” (as defined in the 1940 Act) of each Fund (the “Independent Trustees”), has unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of each Fund, subject to Target Fund shareholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Class A and Class S Shares of the Acquiring Fund;

•	the distribution by the Target Fund of such Acquiring Fund Class A and Class S Shares to Target Fund shareholders; and

•	the dissolution of the Target Fund.

When the Reorganization is complete, Target Fund shareholders will hold Acquiring Fund shares. The aggregate value of the Acquiring Fund shares a Target Fund shareholder will receive in the Reorganization will equal the aggregate value of the Target Fund shares owned by such shareholder immediately prior to the Reorganization, but the overall number of shares held by Target Fund shareholders may change. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Fund invests in a portfolio with a wider variety of equity securities; (iii) the Acquiring Fund has achieved stronger performance than the Target Fund for the five-year period ended December 31, 2018, though there is no guarantee of future performance; (iv) Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) believes that it can most effectively manage the assets currently in the Target Fund by combining such assets with the Acquiring Fund; and (v) the Acquiring Fund has a lower gross expense ratio than the Target Fund and shareholders of the Target Fund will experience a lower net expense ratio in the Acquiring Fund following the Reorganization.

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In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Fund and the Acquiring Fund, the fact that the Target Fund shareholders would not experience any diminution in shareholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Fund and the Acquiring Fund both have an investment objective to seek long-term capital growth.

The two Funds also have some similarities and some differences in their principal investment strategies, which are described in more detail in the COMPARISON OF FUNDS—Investment Objective and Principal Strategies section of the Prospectus/Proxy Statement. The Acquiring Fund had certain changes take effect on April 30, 2019 (the “Change Date”), including a name change, the removal of two subadvisers to be replaced by the Adviser, and changes to target allocations of various asset classes. The intent of these changes is that the Acquiring Fund will be able to provide improved investment performance with lower costs going forward. After such changes are effected, the Target Fund and the Acquiring Fund will both hold almost exclusively equity securities. The Target Fund invests at least 80% of its net assets in emerging market equities under normal circumstances. The Acquiring Fund will invest at least 40% of its net assets in foreign assets under normal circumstances, with up to 25% of its net assets in emerging markets equity. The remainder of the Acquiring Fund’s assets will be invested in international equity securities and up to 10% in U.S. securities under normal circumstances. Also, the Target Fund has engaged a subadviser, Aberdeen Asset Management Limited, to manage the assets in the Target Fund. As of the date hereof, the Acquiring Fund is managed by a combination of subadvisers and the Adviser as further described in the Trust Prospectus. After the Change Date, the Acquiring Fund will be primarily managed by the Adviser, with Goldman Sachs Asset Management, L.P. (“GSAM”), acting as a subadviser, managing only the international small and mid-cap portion of the Fund, which will be 0-30% of the Fund’s net assets under normal circumstances.

In determining whether to recommend approval of the Reorganization Agreement to Target Fund shareholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined Fund after the proposed Reorganization; (ii) the comparative investment performance of the Funds; (iii) the future growth prospects of each Fund; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was

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expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Funds’ service features available to shareholders, including exchange privileges; and (ix) the estimated costs of the Reorganization, which would be borne by the Adviser. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Meeting to be held on July 30, 2019. If shareholders of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about August 9, 2019, but it may be at a different time as described herein. If shareholders of the Target Fund do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Fund’s principal strategies or liquidation.

The Board recommends that you vote “FOR” the Reorganization.

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COMPARISON OF THE FUNDS

Investment Objective and Principal Strategies

Investment Objective. The Target Fund and the Acquiring Fund both have an investment objective to seek long-term capital growth.

Principal Strategies. Both Funds invest primarily in foreign equity securities. The Target Fund invests at least 80% of its net assets in emerging market equities under normal circumstances. The Acquiring Fund will have certain changes to its principal strategies effective on the Change Date. After such changes, the Acquiring Fund will invest at least 40% of its net assets in foreign assets under normal circumstances and will generally make the following allocations among the broad asset classes listed below:

International large-cap growth	0-50%
International large-cap value	0-50%
International small- and mid-cap equities	0-30%
Emerging markets equity	0-25%
U.S. securities	0-10%

The Target Fund is managed by a subadviser, Aberdeen Asset Management Limited. As of the date hereof, the Acquiring Fund is managed by a combination of subadvisers and the Adviser as further described in the Prospectus. After the Change Date, the Acquiring Fund will be primarily managed by the Adviser, with GSAM, acting as a subadviser, managing only the international small and mid-cap portion of the Fund, which will be 0-30% of the Fund’s net assets under normal circumstances.

Both Funds may invest in equity securities of any market capitalization and any market sector and may hold a significant amount of securities of companies within a single sector such as financials. After the Change Date, the Acquiring Fund may invest in equity derivatives such as swaps as a principal investment strategy, while the Target Fund does not do so as a principal strategy.

The following table provides a side-by-side comparison of the investment objectives and principal strategies of the Target Fund and the Acquiring Fund.

	Target Fund	Acquiring Fund
Investment Objective	The Fund seeks long-term capital growth.	The Fund seeks long-term capital growth.

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	Target Fund	Acquiring Fund

Principal Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in emerging market equities, including common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stocks. A security is considered to be an “emerging market” security if issued by a company that Fund management has determined meets one or more of the following criteria:

•  is organized under the laws of, or has its principal office in, an emerging market country;

•  has its principal securities trading market in an emerging market country; and/or

•  derives a majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

An “emerging market” country is any country determined by the Adviser or subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These emerging market countries include every nation in the world except the U.S., Canada, Israel, Japan, Australia, New Zealand, Hong

The Fund seeks to achieve its objective by investing primarily in equity securities of issuers throughout the world. The Fund seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Fund invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Fund’s investment adviser, the Fund could invest a lower percentage, but at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Fund’s portfolio to the economic fortunes and risks of a foreign country. The Fund may also pursue its investment strategy by investing in equity derivatives such as swaps.

The Adviser will make asset allocation decisions among the various asset classes and has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to manage the Fund’s international small- and mid- cap equity assets. The Adviser will directly manage the remaining assets in the Fund.

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Target Fund	Acquiring Fund

Kong, Singapore and all nations typically considered part of Western Europe. At times, the Fund may have a significant amount of its assets invested in a country or geographic region.

The Fund may also invest in equity securities of issuers that are not tied economically to emerging market countries. The Fund may invest in securities denominated in U.S. dollars and currencies of emerging market countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector such as financials.

The Fund’s subadviser, Aberdeen Asset Managers Limited (“Aberdeen”), uses a disciplined investment process based on its proprietary research to determine security selection. Aberdeen seeks to identify “quality” companies, based on factors such as strength of management and business, that trade at reasonable valuations, based on factors such as earnings growth and other key financial measurements. Aberdeen also evaluates matters of long term

The Fund will generally make the following allocations among the broad asset classes listed below:

International large-cap growth  0-50%

International large-cap value     0-50%

International small- and

mid-cap equities                         0-30%

Emerging markets equity          0-25%

U.S. securities                            0-10%

The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.

In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.

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Target Fund	Acquiring Fund

value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors (“ESG”). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, Aberdeen evaluates ESG factors as part of the investment analysis process and this forms an integral component of Aberdeen’s quality rating for all companies. Aberdeen makes investments for the long-term, although it may sell a security when it perceives a company’s business direction or growth prospects to have changed or the company’s valuations are no longer attractive.

Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in emerging market equities from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes. The Fund may make investment decisions that deviate from those generated by GSAM’s proprietary models, at the discretion of GSAM. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

Fund Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available on the Funds’ website.

Principal Risks

The Funds are subject to similar principal risks, with certain differences as described below. The principal risks referenced below for the Acquiring Fund are after the Change Date. Shares of each Fund will rise and fall in value and there is a risk that you could lose money by investing in each Fund. Both Funds are subject to a number of the same risks relating to equity investing and investments in foreign securities. The Target Fund is subject to additional risks relating to investments in preferred and convertible securities and exposure to the financial sector. The Acquiring Fund is subject to additional risks relating to allocation and multi-manager funds, liquidity, and growth, value and quantitative investing styles. These risks are set forth in more detail below.

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Principal risks to which both Funds are subject

Emerging Markets Risk. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.

Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

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Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.

Additional principal risks to which only the Target Fund is subject

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

9

Financial Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Additional principal risks to which only the Acquiring Fund is subject

Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of

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bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Multi-Manager Risk. The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.

Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

The following table provides a side-by-side comparison of the principal risks applicable to the Target Fund and the Acquiring Fund, as described above.

Principal Risk	Target Fund	Acquiring Fund
Emerging Market Risk	X	X
Equity Security Risk	X	X
Foreign Currency Risk	X	X
Foreign Securities Risk	X	X
Investment Adviser Risk	X	X
Issuer Risk	X	X
Large Cap Risk	X	X
Market Risk	X	X
Mid Cap Risk	X	X
Small Cap Risk	X	X
Convertible Securities Risk	X

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Principal Risk	Target Fund	Acquiring Fund
Financial Sector Risk	X
Preferred Securities Risk	X
Allocation Risk		X
Growth Investing Risk		X
Liquidity Risk		X
Multi-Manager Risk		X
Quantitative Investing Risk		X
Value Investing Risk		X

Management of the Funds

The Board. The Board has oversight responsibilities for each Fund and performs its fiduciary duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Asset Mgt. is the investment adviser for each Fund and manages each Fund on a day-to-day basis. Thrivent Asset Mgt. and its investment advisory affiliate, Thrivent Financial for Lutherans (“Thrivent Financial”) have been in the investment advisory business since 1986 and managed approximately $124 billion in assets as of March 29, 2019, including approximately $52 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Funds’ annual report to shareholders discusses the basis for the Board approving the investment advisory agreement during the period covered by the report.

Portfolio Management of the Target Fund. Aberdeen uses a team-based approach, with the following team members being jointly and primarily responsible for day-to-day management of the Target Fund. Hugh Young, Managing Director—Asia, has managed the Target Fund since February 2015. Devan Kaloo, Global Head of Equities/Head of Global Emerging Markets Equities, has managed the Target Fund since February 2015. Joanne Irvine, Head of Emerging Markets (ex-Asia), has managed the Target Fund since February 2015. Mark Gordon-James, CFA, Senior Investment Manager, has managed the Target Fund since February 2015. Flavia Cheong, CFA, Head of Equities—Asia Pacific, has managed the Target Fund since February 2015.

Portfolio Management of the Acquiring Fund. GSAM’s Quantitative Investment Strategies team (the “QIS” team) manages the international small-and mid-cap equities of the Acquiring Fund with the following team members being jointly and primarily responsible for day-to-day management. Len Ioffe, Managing Director, joined GSAM as an associate in 1994 and has been a portfolio manager since 1996. Mr. Ioffe has managed the Acquiring Fund since September 2013. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within QIS since 2005. Mr. Ali has managed the Acquiring Fund

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since September 2013. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Mr. Suwabe has managed the Acquiring Fund since September 2013.

The Adviser manages the Acquiring Fund’s international large-cap, emerging markets equity and U.S. securities assets. Noah J. Monsen, CFA, Brian W. Bomgren, CQF, Darren M. Bagwell, CFA, and David R. Spangler, CFA are jointly and primarily responsible for day-to-day management of the Acquiring Fund’s international large-cap, emerging markets equity and U.S. securities assets. Mr. Monsen and Mr. Bomgren have served as portfolio managers of the Acquiring Fund since February 2016. Mr. Bagwell and Mr. Spangler have served as portfolio managers of the Acquiring Fund since February 2019. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Spangler is a Senior Portfolio Manager and has been with Thrivent Financial since 2002. He has served in an investment management capacity since 2005.

The Trust SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Advisory and Other Fees

Advisory Fees. Each Fund pays an annual investment advisory fee to the Adviser. The Adviser and the Fund have agreed to the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:

Target Fund

1.000% of average daily net assets up to $50 million

0.950% of average daily net assets over $50 million

Acquiring Fund

0.700% of average daily net assets up to $250 million

0.650% of average daily net assets greater than $250 million but not greater than

    $1 billion

0.625% of average daily net assets greater than $1 billion but not greater than

    $1.5 billion

0.600% of average daily net assets over $1.5 billion

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During the fiscal year ended October 31, 2018, the contractual advisory fees for the Class A shares of the Target Fund were 1.20% of the Target Fund’s average daily net assets, and the contractual advisory fees for the Class S shares of the Target Fund were 1.20% of the Target Fund’s average daily net assets. Effective January 1, 2019, the contractual advisory fees of Class A shares and Class S shares of the Target Fund were lowered by 20 basis points for assets up to $50 million and 12 basis points for assets over $50 million. The Adviser has contractually agreed, through at least June 30, 2020, to waive a portion of the management fees associated with the Class A shares and Class S shares of the Target Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.65% of the average daily net assets of the Class A shares and 1.32% of the average daily net assets of the Class S shares.

During the fiscal year ended October 31, 2018, the contractual advisory fees for the Class A shares of the Acquiring Fund were 0.82% of the Acquiring Fund’s average daily net assets, and the contractual advisory fees for the Class S shares of the Acquiring Fund were 0.82% of the Acquiring Fund’s average daily net assets. Effective April 30, 2019, the advisory fees of Class A shares and Class S shares of the Acquiring Fund were lowered by 0.15% for all asset levels. The Adviser has contractually agreed, through at least June 30, 2020, to waive a portion of the management fees associated with the Class A shares of the Acquiring Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.20% of the average daily net assets of the Class A shares.

For a complete description of each Fund’s advisory services, see the section of the Trust Prospectus entitled “Management, Organization and Capital Structure” and the section of the Trust SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

12b-1 Plan. The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) with respect to the Class A shares of each Fund. Thrivent Distributors, LLC (the “Distributor”), an affiliate of the Adviser, located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as the distributor of each Fund. Under the Rule 12b-1 Plan, Class A shares of each Fund pay the Distributor an aggregate fee for distribution and shareholder servicing equal to an annual rate of 0.25% of the average daily net asset value represented by such shares. Class S shares are not subject to a Rule 12b-1 Plan and the Funds do not pay any percentage of their assets attributable to Class S shares for distribution or shareholder servicing. For a complete description of these arrangements with respect to each Fund, see the section of the Class A Prospectus entitled “Shareholder Information—Rule 12b-1 Fees” and the section of the Trust SAI entitled “Underwriting and Distribution Service.” These sections are incorporated by reference herein.

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Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Target Fund for the twelve-month period ended October 31, 2018, (ii) the fees and expenses paid by the Acquiring Fund for the twelve-month period ended October 31, 2018, and (iii) pro forma fees and expenses for the Acquiring Fund for the twelve-month period ended October 31, 2018, assuming the Reorganization had been completed as of the beginning of such period.

	Class A Shares			Class S Shares
	Actual		Pro Forma†	Actual				Pro Forma†
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with Target Fund)	Target Fund		Acquiring Fund		Acquiring Fund (assuming merger with Target Fund)
Shareholder Fees (Fees paid directly from your investment)
Management Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	4.50%	N/A		N/A		N/A
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)*	1.00%	1.00%	1.00%	N/A		N/A		N/A

Annual Fund Operating Expenses as a percentage of Average Net Asset (expenses that are deducted from Fund assets)
Management Fees#	1.00%	0.67%	0.67%	1.00%		0.67%		0.67%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	Non	e	Non	e	Non	e
Other Expenses	1.86%	0.40%	0.40%	1.98%		0.12%		0.12%
Total Annual Operating Expenses	3.11%	1.32%	1.32%	2.98%		0.79%		0.79%
Less Expense Reimbursement**	1.46%	0.12%	0.12%	1.66%		0.00%		0.00%
Total Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.65%	1.20%	1.20%	1.32%		0.79%		0.79%

†

Thrivent Asset Mgt. will pay the costs associated with the Reorganization. Each of the Target Fund and the Acquiring Fund will pay their own brokerage costs in the Reorganization, which are not expected to be significant enough to impact the pro forma information presented.

*	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.

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#	The fees of the Acquiring Fund in the table have been restated to reflect the decrease in management fees, which became effective April 30, 2019.
**

The Adviser has contractually agreed, through at least June 30, 2020, to waive a portion of the management fees associated with the Class A and Class S shares of the Target Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.65% of the average daily net assets of the Class A shares and 1.32% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees and the Adviser. The Adviser does not recoup amounts waived or reimbursed in prior fiscal periods.

**

The Adviser has contractually agreed, through at least June 30, 2020, to waive a portion of the management fees associated with the Class A Shares of the Acquiring Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.20% of the daily net assets of the Class A shares. The expenses of the Acquiring Fund in the table have been restated to reflect the change in the contractual expense reimbursement, which became effective April 30, 2019. This contractual provision, however, may be terminated upon the mutual agreement between the Independent Trustees and the Adviser. The Adviser does not recoup amounts waived or reimbursed in prior fiscal periods.

Example

The following example, using the actual expenses for the most recent fiscal year ends and pro forma operating expenses for the twelve-month period ended October 31, 2018, is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $10,000 in each Fund for the time period indicated and that you redeem all of your shares at the end of each period. In addition, the example for the One Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investments have a 5% return each year and that each Fund’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with the Target Fund)
Total operating expenses for Class A Shares assuming redemption at the end of the period
One Year	$610	$567	$567
Three Years	$1,236	$838	$838
Five Years	$1,885	$1,130	$1,130
Ten Years	$3,619	$1,959	$1,959

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	Actual		Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with the Target Fund)

Total operating expenses for Class S Shares assuming redemption at the end of the period
One Year	$134	$81	$81
Three Years	$765	$252	$252
Five Years	$1,421	$439	$439
Ten Years	$3,181	$978	$978

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Funds’ performance. During the fiscal year ended October 31, 2018, the Acquiring Fund’s portfolio turnover rate was 75% of the average value of its portfolio. During the fiscal year ended October 31, 2018, the Target Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Purchase, Valuation, Redemption and Exchange of Shares; Dividends and Distributions

Pricing of Fund Shares. The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). Each Fund determines its NAV for a particular class of shares once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or certain other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading. The Funds generally do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price at which you purchase or redeem shares of a Fund is based on the next calculation of the NAV after the Fund receives your purchase or redemption request in good order.

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Each Fund determines the NAV for a particular class by dividing the total Fund assets attributable to that class, less all liabilities attributable to such class, by the total number of outstanding shares of that class. To determine the NAV, the other Funds generally value their securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board of Trustees has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Trustees. For any portion of a Fund’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Fund invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Fund’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Funds, subject to oversight by the Board of Trustees, evaluate the impact of these significant events and adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

Please note that the Target Fund and the Acquiring Fund have identical valuation policies. As a result, there will be no material change to the value of the Target Fund’s assets because of the Reorganization.

Also, the Target Fund and the Acquiring Fund have identical policies with respect to frequent purchases and redemptions and standing allocation orders (for more information, please see Frequent Trading Policies and Monitoring Processes and Standing Allocation Order disclosures in the Acquiring Fund’s Prospectus—these disclosures are incorporated herein by reference). The Reorganization will not affect these policies.

Class A Shares. The Class A shares of each Fund are subject to an initial sales charge of up to 4.50%. The initial sales charge applicable to Class A shares of the Acquiring Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Acquiring Fund, excluding Class A shares purchased through the automatic dividend reinvestment plan, after the Reorganization will be subject to an initial sales charge of up to 4.50%. The initial

18

sales charge is reduced for investments in excess of $50,000. Purchases of Class A shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within one year of purchase. No contingent deferred sales charge will be imposed on Class A shares of the Target Fund in connection with the Reorganization. For additional information, please see the section entitled “Shareholder Information—Class A Shares” in the Class A Prospectus. This section is incorporated by reference herein.

Class S Shares. Class S shares of each Fund are not subject to an initial sales charge or a contingent deferred sales charge. For additional information, please see the section entitled “Shareholder Information—Class S Shares” in the Class S Prospectus. This section is incorporated by reference herein.

Buying Shares. Shares of each Fund may be purchased through a shareholder’s registered representative, by mail, by telephone, by the Internet, by wire transfer, through an automatic investment plan or by exchange from other Thrivent mutual funds. For additional information regarding buying shares of each Fund and exchanging shares of each Fund, see the sections of the Trust Prospectus entitled “Shareholder Information—Buying Shares” and “Shareholder Information—Exchanging Shares Between Funds.”

Redeeming Shares. When a Fund receives a request for redemption, such Fund will redeem such shares at the next calculation of the Fund’s NAV. A Fund may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the SEC. When a shareholder purchases shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and elects to redeem those shares soon after their purchase, the Fund may delay paying the redemption proceeds until the shareholder’s payment has cleared, which could take up to 10 days or more from the date of purchase. Shares may be redeemed by mail, by phone, by the Internet, by wire/ACH transfer or through a systematic withdrawal plan. For additional information regarding redeeming shares of each Fund, see the section of the Trust Prospectus entitled “Shareholder Information—Redeeming Shares.” This section is incorporated by reference herein.

Dividends and Distributions. Dividends of the Target Fund and the Acquiring Fund, if any, are generally declared and paid annually. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by each Fund. Capital gains distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31 for the Target Fund and the Acquiring Fund. Any election made by Target Fund shareholders in respect of the receipt of dividends and capital gains distributions will continue to apply to Class A and Class S Shares of the Acquiring Fund received in the Reorganization. For additional information regarding these elections see the section of

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the Trust Prospectus entitle “Distribution Options.” This section is incorporated by reference herein.

Capitalization

The following table sets forth the capitalization of the Target Fund as of March 31, 2019 and the Acquiring Fund as of March 31, 2019 and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on March 31, 2019. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with the Target Fund)
Net assets
Class A Shares	$8,758,833	$139,952,779	$148,711,612
Class S Shares	$5,906,732	$716,812,150	$722,718,882

Total Fund Net Assets	$14,665,565	$856,764,929	$871,430,494

Net asset value per share
Class A Shares	$9.24	$9.81	$9.81
Class S Shares	$9.17	$9.85	$9.85

Shares outstanding
Class A Shares	947,533	14,263,808	15,156,501
Class S Shares	643,878	72,755,956	73,355,484

Total Shares Outstanding	1,591,411	87,019,764	88,511,985

The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 892,693 Class A Shares and 599,528 Class S Shares (for a total of 1,492,221 shares). Such issuance reflects the exchange of the assets of the Target Fund for newly issued Class A Shares and Class S Shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the Acquiring Fund shares that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Target Fund shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Fund since its inception and the Acquiring Fund for the past ten years. The bar charts include the effects of each Fund’s expenses, but not sales charges. If sales charges were included, returns would be lower than those shown. The table includes the effects of Fund expenses and maximum sales charges and assumes that you sold your shares at the end of the period. After-tax returns are shown only for the Class A Shares and after-tax returns for the Class S Shares will differ from those shown for the Class A Shares. The

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after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. How either Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Target Fund—Class A Shares

Acquiring Fund—Class A Shares

As a result of market activity, current performance may vary from the figures shown.

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The Target Fund’s (Class A Shares) total return for the three-month period from January 1, 2019 to March 31, 2019 was 10.79%. The Acquiring Fund’s (Class A Shares) total return for the three-month period from January 1, 2019 to March 31, 2019 was 10.35%. Since its inception, the Target Fund’s (Class A Shares) highest quarterly return was 11.05% (for the quarter ended March 31, 2017) and its lowest quarterly return was -14.22% (for the quarter ended September 30, 2015). During the past 10 years, the Acquiring Fund’s (Class A Shares) highest quarterly return was 22.16% (for the quarter ended June 30, 2009) and its lowest quarterly return was -18.20% (for the quarter ended September 30, 2011).

Comparative Performance Information

As a basis for evaluating each Fund’s performance and risks, the following table shows how each Fund’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Fund. The Target Fund’s benchmark is the MSCI Emerging Markets Index—USD Net Returns, which measures the performance of stock markets in developing countries throughout the world. The Acquiring Fund’s benchmark is the MSCI All Country World Index ex-USA – USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Further, the table includes the effects of each Fund’s expenses and maximum sales charges and assumes that you sold your shares at the end of the period.

Average annual total returns are shown below for each Fund for the periods ended December 31, 2018 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Note that the past performance of the Acquiring Fund is prior to the changes described herein that were effective on April 30, 2019. Remember that past performance of a Fund is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2018

	Target Fund			Acquiring Fund
	Past 1 Year	Past 5 Years	Since Inception (8/31/2012)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Fund, Class A (before taxes)	(18.77)%	(3.96)%	(2.57)%	(19.57)%	(0.88)%	5.50%
(after taxes on distributions)	(18.85)%	(4.15)%	(2.81)%	(20.58)%	(1.58)%	5.00%
(after taxes on distributions and redemptions)	(11.05)%	(2.96)%	(1.92)%	(10.85)%	(0.67)%	4.43%
MSCI Emerging Markets Index—USD Net Returns (reflects no deduction for fees, expenses or taxes)	(14.58)%	1.65%	2.69%	—	—	—
MSCI All Country World Index ex-USA—USD Net Returns (reflects no deduction for fees, expenses or taxes)	—	—	—	(14.20)%	0.68%	6.57%

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Financial Highlights

The Acquiring Fund’s financial highlights for the fiscal year ended October 31, 2018 and the Target Fund’s financial highlights for the fiscal year ended October 31, 2018, which are included in the Funds’ Prospectuses dated February 28, 2019 (SEC file number 033-12911) and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Other Service Providers

Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Funds and receives an administration fee from the Funds. The custodian for the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Trust’s independent registered public accounting firm.

Governing Law

The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Massachusetts Business Trust on March 10, 1987. The Trust is made up of 24 separate series or “Funds.”

The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act.

The Declaration of Trust of the Trust, as amended through the date hereof (the “Declaration of Trust”) provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize.

Each class is subject to such investment minimums and other conditions as set forth in the Trust’s current prospectuses. Such minimums are identical the same share classes of the Target Fund and the Acquiring Fund (so, for example, the Class A Shares of both Funds have the same initial and subsequent investment minimums). The Reorganization will not affect such investment minimums and other conditions.

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Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. Class A and Class S Shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A Shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan. Matters submitted to shareholder vote must be approved by each Fund separately except:

•	when required otherwise by the 1940 Act; or

•	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Board, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act.

Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is

24

remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

The Trust’s organizational documents are filed as part of the Trust’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for Class A and Class S Shares of the Acquiring Fund. The Acquiring Fund Class A and Class S Shares issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund’s net assets immediately prior to the Reorganization. Upon receipt by the Target Fund of Acquiring Fund Class A and Class S Shares, the Target Fund will distribute such shares of the Acquiring Fund to Target Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law. The Acquiring Fund anticipates selling approximately 78% of the market value of the Target Fund’s investments after the Reorganization. As of April 30, 2019, the Target Fund’s investments that the Acquiring Fund would anticipate selling have a market value of $11,903,594.

The Target Fund will distribute the Acquiring Fund Class A and Class S Shares received by it to Target Fund shareholders of record in exchange for their proportionate interest in Class A and Class S Shares of the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Acquiring Fund Class A and Class S Shares received by the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective equivalent number of Acquiring Fund Class A and Class S Shares due such shareholder.

Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Acquiring Fund Class A and Class S Shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Fund shares immediately prior to the Reorganization. The interests of each of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

The Acquiring Fund will be the accounting survivor of the Reorganization.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Acquiring Fund Class A and Class S Shares in the Reorganization.

Any shareholder who has an automatic investment plan or systematic withdrawal plan in place for the Target Fund at the time of the Reorganization will have such plan transferred to the Acquiring Fund unless the shareholder instructs the Fund to change the plan.

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Approval of the Reorganization will constitute approval of any other actions required to be approved by shareholders in connection with the Reorganization. However, no changes to the fundamental investment restrictions of the Target Fund are required and the Target Fund and the Acquiring Fund are subject to the same fundamental investment restrictions, which are set forth in the Reorganization SAI.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets of the Target Fund on the Closing Date in exchange for Class A and Institutional Class Shares of the Acquiring Fund. Subject to the Target Fund’s shareholders approving the Reorganization, the Closing Date shall occur on August 9, 2019 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A and Class S Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Fund expects to distribute Class A and Class S Shares of the Acquiring Fund received by the Target Fund to shareholders of the Target Fund promptly after the Closing Date and then dissolve.

The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

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•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Fund’s shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Fund shareholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined Fund after the proposed Reorganization; (ii) the comparative investment performance of the Funds; (iii) the future growth prospects of each Fund; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Funds’ service features available to shareholders, including exchange privileges; and (ix) the estimated costs of the Reorganization, which would be borne by the Adviser. The Board considered all factors presented to it, including any adverse factors as described above, and after due consideration concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Fund invests in a portfolio with a wider variety

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of equity securities; (iii) the Acquiring Fund has achieved stronger performance than the Target Fund for the five-year period ended December 31, 2018, though there is no guarantee of future performance; (iv) the Adviser believes that it can most effectively manage the assets currently in the Target Fund by combining such assets with the Acquiring Fund; and (v) the Acquiring Fund has a lower gross expense ratio than the Target Fund and shareholders of the Target Fund will experience a lower net expense ratio in the Acquiring Fund following the Reorganization.

The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes on the date of exchange.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Reed Smith LLP, special counsel to each Fund, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing

29

provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

•	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each asset that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in each asset will include the Target Fund’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in

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accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Fund. In connection with the Reorganization, on or before the Closing Date, the Target Fund will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

As of March 31, 2019, the capital loss carryforward of the Target Fund and the Acquiring Fund was $2,489,477 and $0, respectively. The final amount of capital loss carryforwards for the Target Fund is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Fund will succeed to the capital loss carryforwards of the Target Fund, subject to the limitations described below. If the Target Fund has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Fund capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Fund shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Fund’s use of capital loss carryforwards of the participating Funds. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Fund.

The ability of the Acquiring Fund to use this capital loss carryforward in the future is anticipated to be limited because the Target Fund is expected to undergo an “equity structure shift”. As a result, the Acquiring Fund will be able to use such capital loss carryforwards in any year only up to an amount generally equal to the product of (i) the value of Target Fund on the date of the reorganization and (ii) the long-term tax-exempt rate as of that date, as published by the IRS. Based on these limitations, approximately $350,000 of the Target Fund’s capital loss carryforward will be available to offset gains in each of the Acquiring Fund’s post-reorganization tax years until the capital loss carryforwards are fully utilized. Management believes that the benefits to shareholders of the Target Fund in terms of lower expenses and the potential opportunity for better performance over the longer term outweigh the limitation of such capital loss carryforwards.

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It is expected that, as of the closing of the Reorganization, all of the Target Fund’s investments will be eligible investments of the Acquiring Fund. Nonetheless, the Acquiring Fund anticipates selling approximately 78% of the market value of the Target Fund’s investments after the Reorganization. As of April 30, 2019, the Target Fund’s investments that the Acquiring Fund would anticipate selling have a market value of $11,903,594 and a potential gain of $2,286,824. This would result in a $0.0259 capital gain per share, assuming a merger with the Target Fund.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

It is not expected that the Reorganization will be a taxable event for any shareholder.

Expenses of the Reorganization

All expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Fund.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Board attending the Board meetings and preparing the Board minutes; auditing fees associated with the Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganization to be approximately $219,000. If the Reorganization is not approved by shareholders, the Adviser will still bear the costs of the proposed Reorganization.

Any brokerage charges associated with the purchase or disposition of portfolio investments by the Target Fund prior to the Reorganization will be borne by the Target Fund. Any brokerage charges associated with the purchase or disposition of portfolio investments by the Acquiring Fund after the Reorganization will be borne by the Acquiring Fund. These brokerage costs are estimated to be $27,200, which is 18 basis points of the Target Fund net assets and less than one basis point of the Acquiring Fund net assets as of March 31, 2019.

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Shareholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Fund, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2)  more than 50% of the outstanding shares of the Fund.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

At the close of business on the Record Date, the Acquiring Fund had outstanding 86,652,815 shares. As of the Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Acquiring Fund shares except as follows:

Name	Class of Shares	Approximate Percentage of Ownership
Thrivent Moderately Aggressive Fund 625 Fourth Ave. S. Minneapolis, MN 55415-1624	S	33%

Thrivent Moderate Allocation Fund 625 Fourth Ave. S. Minneapolis, MN 55415-1624	S	18%

Thrivent Financial for Lutherans c/o HR Employee Benefits Dept. #7950 4321 N. Ballard Road Appleton, WI 54919-0001	S	17%

Thrivent Aggressive Allocation Fund 625 Fourth Ave. S. Minneapolis, MN 55415-1624	S	17%

Thrivent Moderately Conservative Allocation Fund 625 Fourth Ave. S. Minneapolis, MN 55415-1624	S	5%

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At the close of business on the Record Date, the Target Fund had outstanding 1,571,508 shares. As of the Record Date, the trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the shares of the Target Fund except as follows:

Name	Class of Shares	Approximate Percentage of Ownership
James L. Smith Chicago, IL 60607-2587	S	8%

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Fund, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Record Date

The Board has fixed the close of business on May 24, 2019, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Target Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

One-third of the shares of the Target Fund outstanding and entitled to vote at the Meeting represented in person or by proxy constitutes a quorum.

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Proxies

Target Fund shareholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Shareholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Fund employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Fund will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 19, 2019. Shareholders of the Target Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Fund has engaged Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies, if needed, pursuant to a Master Services Agreement. The Master Services Agreement includes provisions for limitation of liability and termination and a statement of work describing Computershare’s obligations with respect to proxy

35

solicitation. The estimated cost of additional telephone solicitation by Computershare is approximately $6,697. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

John D. Jackson

Assistant Secretary

Thrivent Mutual Funds

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STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets of

Thrivent Partner Emerging Markets Equity Fund

By and In Exchange for Shares of

Thrivent International Allocation Fund

June 6, 2019

This Statement of Additional Information is available to the shareholders of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”), in connection with the proposed reorganization (“the Reorganization”) whereby all of the assets of the Target Fund would be transferred to Thrivent International Allocation Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class A and Class S Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated June 6, 2019 related to the Reorganizations (the “Prospectus/Proxy Statement”). The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a “Fund” or collectively as the “Funds”.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, from, Computershare Fund Services by calling toll-free 866-865-3843 or writing Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia, NY 11749.

The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for Class A shares and Class S shares of the Acquiring Fund, (ii) distribute such Acquiring Fund shares to shareholders of the Target Fund, and (iii) dissolve. A Form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Trust, dated February 28, 2019 and as supplemented through the date hereof, which was filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2019 and is attached hereto as Appendix B.

FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganization because the Target Fund’s net asset value does not exceed ten percent of the Acquiring Fund’s net asset value as measured on March 31, 2019.

Incorporated herein by reference in their respective entireties are:

(i)

the audited annual financial statements of the Target Fund, as of the Target Fund’s fiscal year end, along with the opinion of independent registered public accounting firm, included as part of the Target Fund’s Form N-CSR as filed with the SEC on February 28, 2019 (SEC file number 811-05075); and

(ii)

the audited annual financial statements of the Acquiring Fund, as of the Acquiring Fund’s fiscal year end, along with the opinion of independent registered public accounting firm, included as part of the Acquiring Fund’s Form N-CSR as filed with the SEC on February 28, 2019 (SEC file number 811-05075).

Annual reports referenced as part of a Fund’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s Internet site (www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 800-732-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2019 by Thrivent Mutual Funds (the “Trust”), a Massachusetts business trust, on behalf of its series,                      (the “Acquiring Fund”) and                                  (the “Target Fund”). Thrivent Financial for Lutherans is also party to the Agreement solely for purposes of Section 3.F.

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, has determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective Trust; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will deliver to the Target Fund, full and fractional Class A and Class S Shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Fund described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Fund Shares”). The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1(B) hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of Class A and Class S Shares of the Target Fund in accordance with their holdings of shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the “Acquiring Fund Prospectus”), copies of which have been delivered to the Target Fund.

B. Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Fund or such other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that any such securities purchased by the Target Fund have not yet been delivered it by the Target Fund’s broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. The Target Fund will discharge all of its Liabilities prior to or on the Closing Date.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, if any, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). The Acquiring Fund shall bear expenses associated with the qualification of shares of the Acquiring Fund for sale in the various states. In addition, to the extent that any transition of Fund securities is required in connection with the Reorganization, the respective Fund may incur transaction expenses associated with the sale and purchase of Fund securities. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the Commonwealth of Massachusetts and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Fund.

The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Trust is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Fund is a separate series of the Trust duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Trust, as amended through the date hereof (the “Articles of Incorporation”). The Trust and the Target Fund are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Trust and the Target Fund have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

B. Registration. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended October 31, 2018, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Fund shall furnish to the Acquiring Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Fund not discharged pursuant to Section 3(E), and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All liabilities were incurred by the Target Fund in the ordinary course of its business.

F. Material Agreements. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the “Target Fund Prospectus”), there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Trust on behalf of the Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Fund, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Trust on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Trust on behalf of the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Trust on behalf of the Target Fund does not and will not (i) result in a material violation of any provision of the Trust’s or the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.

any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.

issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

v.	any amendment of the Trust’s or the Target Fund’s organizational documents; or

vi.

any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Trust (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

N. Tax Qualification. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

5.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

A. Organization. The Trust is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is a separate series of the Trust duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Trust and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Trust and the Acquiring Fund have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

B. Registration. The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended October 31, 2018, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Fund shall furnish to the Target Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Trust on behalf of the Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Fund, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Trust on behalf of the Acquiring Fund does not and will not (i) result in a material violation of any provision of Trust’s or the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Acquiring Fund Shares: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Fund Shares: Authorization. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Trust shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and the Target Fund and Acquiring Fund shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Fund shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of the Assets if, in the reasonable judgment of the Target Fund’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Fund covenants that at closing it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund’s shareholders and that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares. The Target Fund covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Reed Smith LLP (“Reed Smith”), special counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Reed Smith).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Fund.

The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Fund.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”)

preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Target Fund shall have obtained an opinion from Reed Smith, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Fund.

8.	Conditions to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Reed Smith, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Fund and by Target Fund shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by the Board on behalf of each of the Target Fund and the Acquiring Fund, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Fund and the Acquiring Fund;

ii.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.

by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2019 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.

by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Fund then fails or refuses to close within the earlier of ten (10) business days or December 31, 2019; or

vi.

by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Fund then fails or refuses to close within the earlier of ten (10) business days or December 31, 2019.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its directors, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust on behalf of the Target Fund and by the Trust on behalf of the Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the property of the Trust, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Trust as provided in the Articles of Incorporation. The obligations of any series of the Trust hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Mutual Funds On Behalf of Its Series, Thrivent Partner Emerging Markets Equity Fund

Name: David S. Royal
Title: President and Chief Investment Officer

Attest:
Name:	John D. Jackson
Title:	Assistant Secretary

Thrivent Mutual Funds On Behalf of Its Series, Thrivent International Allocation Fund
Name:	David S. Royal
Title:	President and Chief Investment Officer

Attest:
Name:	John D. Jackson
Title:	Assistant Secretary

Thrivent Financial for Lutherans (solely for purposes of Section 3.F.)
Name:	David S. Royal
Title:	Chief Investment Officer

Attest:
Name:	John D. Jackson
Title:	Senior Counsel

APPENDIX B

STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST

B - 1

Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2019

1.	Effective April 30, 2019, Thrivent Large Cap Stock Fund changed its name to Thrivent Global Stock Fund.

2.

Effective April 30, 2019, Thrivent Partner Worldwide Allocation Fund changed its name to Thrivent International Allocation Fund. Principal Global Investors, LLC (“Principal”) and Aberdeen Asset Managers Limited (“Aberdeen”) no longer serve as subadvisers to the Fund. Goldman Sachs Asset Management, L.P. will continue to subadvise the Fund. Thrivent Asset Management, LLC currently manages a portion of the Fund and also manages the portions previously managed by Principal and Aberdeen. As a result, all references to Principal and Aberdeen found in the Statement of Additional Information are deleted.

The date of this Supplement is April 30, 2019.

Please include this Supplement with your Statement of Additional Information.

34805

Fund	Class A	Class S
Thrivent Aggressive Allocation Fund	TAAAX	TAAIX
Thrivent Balanced Income Plus Fund	AABFX	IBBFX
Thrivent Diversified Income Plus Fund	AAHYX	THYFX
Thrivent Government Bond Fund	TBFAX	TBFIX
Thrivent High Income Municipal Bond Fund	--	THMBX
Thrivent High Yield Fund	LBHYX	LBHIX
Thrivent Income Fund	LUBIX	LBIIX
Thrivent Large Cap Growth Fund	AAAGX	THLCX
Thrivent Large Cap Stock Fund	AALGX	IILGX
Thrivent Large Cap Value Fund	AAUTX	TLVIX
Thrivent Limited Maturity Bond Fund	LBLAX	THLIX
Thrivent Low Volatility Equity Fund	--	TLVOX
Thrivent Mid Cap Stock Fund	AASCX	TMSIX
Thrivent Moderate Allocation Fund	THMAX	TMAIX
Thrivent Moderately Aggressive Allocation Fund	TMAAX	TMAFX
Thrivent Moderately Conservative Allocation Fund	TCAAX	TCAIX
Thrivent Money Market Fund	AMMXX	AALXX
Thrivent Multidimensional Income Fund	--	TMLDX
Thrivent Municipal Bond Fund	AAMBX	TMBIX
Thrivent Opportunity Income Plus Fund	AAINX	IIINX
Thrivent Partner Emerging Markets Equity Fund	TPEAX	TPEIX
Thrivent Partner Worldwide Allocation Fund	TWAAX	TWAIX
Thrivent Small Cap Growth Fund	--	TSCGX
Thrivent Small Cap Stock Fund	AASMX	TSCSX
Series of
Thrivent Mutual Funds
Statement of Additional Information
Dated February 28, 2019
Each of the above-referenced mutual funds (each a “Fund” and collectively the “Funds”) is a series of Thrivent Mutual Funds (the “Trust”). Class A and Class S shares are offered through separate prospectuses. Each such prospectus is referred to hereinafter as a “Prospectus.” This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus dated February 28, 2019, for the applicable class of the above-referenced series of the Trust. The Reports of the Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Trust for the fiscal year ended October 31, 2018 (for all series except Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund) and December 31, 2018 (for Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund) are separate reports furnished with this SAI and are incorporated herein by reference. To receive a copy of a Prospectus or an Annual Report, write to Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free 800-847-4836. The Prospectus and the Annual Reports are also available on the Thrivent Mutual Funds website (ThriventFunds.com).
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or any Fund and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.

GENERAL INFORMATION ABOUT THE TRUST
The Trust was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987 and currently consists of 24 series (each a “Fund” and collectively the “Funds”). Each of the Funds is diversified.
The following table provides the inception date and the available classes of shares of the Funds described in this SAI.
Fund Name	Class A Inception Date	Class S Inception Date
Thrivent Aggressive Allocation Fund	6/30/2005	6/30/2005
Thrivent Balanced Income Plus Fund	12/29/1997	12/29/1997
Thrivent Diversified Income Plus Fund	1/08/1997	12/29/1997
Thrivent Government Bond Fund	2/26/2010	2/26/2010
Thrivent High Income Municipal Bond Fund	N/A	2/28/2018
Thrivent High Yield Fund	4/3/1987	10/31/1997
Thrivent Income Fund	6/1/1972	10/31/1997
Thrivent Large Cap Growth Fund	10/29/1999	10/29/1999
Thrivent Large Cap Stock Fund	7/16/1987	12/29/1997
Thrivent Large Cap Value Fund	10/29/1999	10/29/1999
Thrivent Limited Maturity Bond Fund	10/29/1999	10/29/1999
Thrivent Low Volatility Equity Fund	N/A	2/28/2017
Thrivent Mid Cap Stock Fund	6/30/1993	12/29/1997
Thrivent Moderate Allocation Fund	6/30/2005	6/30/2005
Thrivent Moderately Aggressive Allocation Fund	6/30/2005	6/30/2005
Thrivent Moderately Conservative Allocation Fund	6/30/2005	6/30/2005
Thrivent Money Market Fund	3/10/1988	12/29/1997
Thrivent Multidimensional Income Fund	N/A	2/28/2017
Thrivent Municipal Bond Fund	12/3/1976	10/31/1997
Thrivent Opportunity Income Plus Fund	7/16/1987	12/29/1997
Thrivent Partner Emerging Markets Equity Fund	8/31/2012	8/31/2012
Thrivent Partner Worldwide Allocation Fund	2/29/2008	2/29/2008
Thrivent Small Cap Growth Fund	N/A	2/28/2018
Thrivent Small Cap Stock Fund	7/01/1996	12/29/1997
The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board of Trustees (the “Board”) may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board may authorize.
Each class is subject to such investment minimums and other conditions as set forth in a Prospectus, as such may be amended from time to time. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Class A and Class S shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A shares have exclusive voting rights on matters involving the Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:
1.	when required otherwise by the 1940 Act; or
2.	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.
Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.
At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.
Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds intend to include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

INVESTMENT POLICIES AND RESTRICTIONS
Additional Investment Practices
In addition to those practices stated in the Prospectuses, various Funds may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies except as otherwise noted.
Investments of Thrivent Asset Allocation Funds
Each of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund (each, a “Thrivent Asset Allocation Fund” and collectively, the “Thrivent Asset Allocation Funds”) seeks to achieve its investment objective by investing in a combination of other series of the Trust, series of Thrivent Core Funds, and directly held financial instruments. Each of the Thrivent Asset Allocation Funds may also invest in (i) Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) affiliated or unaffiliated mutual funds or other unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.
The Thrivent Asset Allocation Funds are “diversified” within the meaning of the 1940 Act. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.
Other Securities
Thrivent Balanced Income Plus Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Value Fund, Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Small Cap Growth Fund, Thrivent Small Cap Stock Fund, and, to the extent set forth above, Thrivent Asset Allocation Funds may invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Funds may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts.
Thrivent Large Cap Growth Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Value Fund, Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Small Cap Stock Fund, and Thrivent Small Cap Stock Fund will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.” Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.
Thrivent Government Bond Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Multidimensional Income Fund also may invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.
Thrivent High Income Municipal Bond Fund and Thrivent Municipal Bond Fund do not generally intend to purchase any securities that would cause 25% or more of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. Each of these Funds may invest 25% or more of the value of its total assets in industrial development bonds. Each of these Funds also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. Thrivent Municipal Bond Fund may invest up to 5% of its assets in high yield securities.
Bank Instruments
Each Fund may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.
U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.
Repurchase Agreements
Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. A Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. A Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), or a subadviser to be creditworthy. Thrivent Money Market Fund may enter into repurchase agreements that are collateralized by government securities or cash.
Restricted Securities
The Funds may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees, subject to the discussion of Illiquid Investments below.

Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.
Illiquid Investments
In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted Rule 22e-4 under the 1940 Act relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, such as each of the Funds other than Thrivent Money Market Fund (the “22e-4 Funds”). Pursuant to Rule 22e-4, each of the 22e-4 Funds may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Rule 22e-4 may impact the 22e-4 Funds’ performance and ability to achieve their respective investment objectives. Thrivent Money Market Fund is subject to separate money market fund requirements limiting its investment in illiquid securities to 5%.
The 22e-4 Funds have implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the 22e-4 Funds’ “liquidity risk” (defined by the SEC as the risk that a 22e-4 Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) pursuant to the provisions of Rule 22e-4 with a compliance date of December 1, 2018, as they relate to the Funds. The Liquidity Program will be revised during 2019 in accordance with SEC requirements to implement the remaining provisions of Rule 22e-4, which have a compliance date of June 1, 2019, as they relate to the Funds.
Reverse Repurchase Agreements
Each Fund also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Fund. A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
The Funds will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of a Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled.
When-Issued and Delayed Delivery Transactions
Each Fund may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by a Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Fund will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.
Dollar Roll Transactions
The Funds may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Funds, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.
Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities
As described in the Prospectuses, the principal strategies of certain Funds include investing in mortgage-backed securities (a type of asset-backed security that is backed by pools of underlying mortgages), including collateralized mortgage obligations (“CMOs”) and Multi-Class Pass-Through Securities (“MCPTS”), and the other Funds may invest in such instruments as a non-principal strategy. CMOs and MCPTS are debt instruments issued, and guaranteed as applicable, by either a U.S. government agency (the Government National Mortgage Association (GNMA or Ginnie Mae)), a U.S. government sponsored entity (the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac)), or a private financial institution. GNMA is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. Private MBS are not guaranteed. The securities are issued in special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. MCPTS are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. MCPTS, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”
A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.
There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).
Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. The Funds would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, the Funds would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.
Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.
An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.
Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.
Collateralized Debt Obligations
The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CDOs are types of asset-backed securities. A CLO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAl. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For both CLOs and CBOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CLO or CBO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CLO or CBO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO or CBO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Senior Loans (All Funds except Thrivent Money Market Fund)
The Funds may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior loans may not be rated by a rating organization, will not be registered with the Securities and Exchange Commission (SEC) or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, Funds that hold senior loans may not be protected by the securities laws, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser generally does not receive material, non-public information about borrowers, which may further limit the information available to the Adviser about senior loans. In the event the Adviser receives material, non-public information about a borrower that also issues public securities, the Adviser may be restricted from trading in such public securities which could adversely impact performance of a Fund. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Structured Securities
The Funds may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.
Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.
The Thrivent Municipal Bond Fund may invest in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.
Variable Rate Demand Notes
The Funds may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Fund may demand payment of the principal for such Fund at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might not be able to dispose of the note due to the absence of a secondary market. A Fund might suffer a loss to the extent of the default.
Lending Securities (All Funds except Thrivent Money Market Fund)
Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers and other financial institutions, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash or domestic securities in an amount equal to at least 102% of the market value or foreign securities in an amount equal to at least 105% of the market value. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.
The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.
No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.
Non-Standard Warrants (All Funds except Thrivent Money Market Fund)
A Fund may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Fund wishes to sell it.
Put and Call Options (All Funds except Thrivent Money Market Fund)
As described below, each of the Funds may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Fund holds the investment underlying the option or has the right to obtain it at no additional cost. If the option is not covered, the Fund will earmark cash or liquid securities to ensure that the Fund has sufficient assets to meet its obligations in respect of the option. When a Fund sells put options, the earmarked assets must be equal to the purchase obligation of the Fund, less any amount maintained as margin. When a Fund sells a call option, earmarked assets must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.
Selling (“Writing”) Covered Call Options: The Funds may from time to time sell (“write”) covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Fund until either the option expires or an offsetting transaction is entered into by the Fund.
If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.
Buying Call Options: The Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.
Selling Put Options: The Funds may from time to time sell (“write”) put options. As the writer of a put option, the Fund assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.
When a Fund writes a put option on a security, the option must be covered by segregating liquid assets on the Fund’s books with a value equal to or greater than the strike price of the underlying security to secure the Fund’s obligation.
Buying Put Options: The Funds may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.
Options on Foreign Currencies: The Funds may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.
Index Options: The Funds may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.
Negotiated Transactions: The Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”
Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.
Closing Transactions: The Funds may dispose of options that they have written by entering into “closing purchase transactions.” Those Funds may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.
A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.
A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures (All Funds except Thrivent Money Market Fund)
Selling Futures Contracts: The Funds may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; specified interest rates; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.
Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.
When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called “margin” by commodities exchanges and brokers.
The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a “good faith deposit” by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay “variation margin” equal to the daily change in the value of the position held by the Fund.
Buying Futures Contracts: The Funds may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Funds may buy futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.
A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the investments underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar investments that a Fund intends to purchase. A Fund would realize a loss if the price of the investments underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar investments that a Fund intends to purchase.
Options on Futures Contracts: The Funds may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Fund intends to purchase.

Currency Futures Contracts and Options: The Funds may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.
Limitations: The Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. In instances involving the purchase of futures contracts or call options thereon, a Fund will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.
Swap Transactions (All Funds except Thrivent Money Market Fund)
The Funds may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Fund buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of enhancing the Fund’s investment returns. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.
Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
Currency Forward Contracts (All Funds except Thrivent Money Market Fund)
The Funds may also sell and purchase currency forward contracts as a hedge against changes in prevailing levels of currency exchange rates. A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. A Fund may lose money on currency forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default. A Fund will not use such forward contracts for leveraging purposes.

Central Clearing and Trade Execution Regulations
The Commodity Exchange Act (the “CEA”) and related regulations enacted by the CFTC may require the Fund to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Funds submit the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member. If a Fund must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Fund enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Funds may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.
Exclusion from Regulation as a Commodity Pool Operator
With respect to each Fund, the Trust has filed a notice of eligibility claiming exclusion from the definition of commodity pool operator under the Commodity Exchange Act (the “CEA”). Accordingly, neither the Trust nor the Adviser is subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, each Fund will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:
•	Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or
•	Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.
Hybrid Investments (All Funds except Thrivent Money Market Fund)
As part of their investment program and to maintain greater flexibility, the Funds may invest in hybrid instruments (a potentially high-risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.
In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Risks of Transactions in Options and Futures
There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.
There is a risk that Thrivent Asset Mgt. or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Asset Mgt.'s or a subadviser's accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.
A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.
There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.
In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.
When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.
Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.
Leverage Risks
Leverage risk is created when an investment, (which includes, for example, an investment in a futures contract, option, or swap) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, currency, or other benchmark.

Foreign Securities
Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.
Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.
Frontier markets are among the smallest, least mature and least liquid of the emerging markets; as a result, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Investing in China through Stock Connect. In recent years, non-Chinese investors, including certain of Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These include aggregate and daily quota limitations. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund's rights with respect to the securities.
Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. The risks associated with investments through Stock Connect Programs are in addition to the risks of investing in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.
Foreign Futures and Options
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.
For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.
In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Short Sales Against the Box (All Funds except Thrivent Money Market Fund)
The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Funds will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
Foreign Currency Exchange-Related Securities and Foreign Currency Transactions
The Funds may invest in foreign currency exchange-related securities or engage in foreign currency transactions.
Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.
The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.
Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts would include, but not be limited to, the following:
•	When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
•	When a Fund determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.
Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Asset Mgt. or a subadviser have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.
A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.
At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.
If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.
The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the Adviser or subadviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Fund that enters into a forward contract may find it difficult to exit the position.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.
Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).
Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

U.S. Government Securities
The Funds may invest in U.S. government securities. U.S. government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.
Foreign Government Securities
The Funds may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Initial Public Offerings (“IPOs”)
The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including the Funds) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.
Real Estate Investment Trusts (“REITs”)
REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investing in REITs would subject a Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
A Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Other Investment Companies
Each Fund may invest in securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. None of the Funds will invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.
Exchange Traded Funds (“ETFs”) (All Funds except Thrivent Money Market Fund)
Each Fund may purchase the securities of ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees and other expenses that are incurred by a Fund through its ownership of the ETF. Certain ETFs may utilize financial leverage.
Exchange-Traded Notes
Certain Funds may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Passive Foreign Investment Companies (All Funds except Thrivent Money Market Fund)
Each Fund may purchase the securities of certain foreign entities and foreign investment funds or trusts, treated as passive foreign investment companies for U.S. federal income tax purposes. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Funds hold their investments.

In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the Funds intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.
Inflation-Linked Debt Securities
The Funds may invest in inflation linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Fund does not receive their principal until maturity.
Funding Agreements
The Funds may invest in funding agreements, which are short-term, privately placed debt instruments issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.
Taxable Municipal Bonds
The Funds may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.
Defensive Investing
In response to market, economic, political or other conditions, each Fund (other than the Money Market Fund) may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes that are inconsistent with the Fund’s principal investment strategies. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.
Disclosure of Portfolio Holdings
The Trust has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund's portfolio holdings on a selective basis.
The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Asset Mgt. may post portfolio holdings information on its website (ThriventFunds.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.
Thrivent Asset Mgt. may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Fund. Thrivent Asset Mgt. may also distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, including the custodian, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Funds by rating agencies. In addition, the Fund may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund. Information may be disclosed with any frequency and any time lag, as appropriate.
Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial for Lutherans (“Thrivent Financial”) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Trust, Thrivent Asset Mgt. or their affiliates receive any consideration or compensation for disclosing the information.
In accordance with these policies and procedures, the Funds have ongoing arrangements with the following service providers to provide the Funds’ portfolio holdings information:
Service Provider	Service	Frequency
Bloomberg	Trading System & Data Vendor	Daily
BNP Paribas Securities Services	Middle Office / Settlements Vendor	Daily
Callan Associates	Consultant	Quarterly; one day lag
Confluence	Regulatory Reporting Vendor	Quarterly; monthly for Thrivent Money Market Fund
Donnelley Financial Solutions, Inc.	Regulatory Printer	Quarterly
Electra Information Services	Electra Data – Back Office Service	Daily
Ernst and Young	PFIC analysis	Quarterly
FactSet Research Systems Inc.	Systems Vendor	Daily
Fidelity National Information Services, Inc.	Mutual Fund Accounting System Vendor	Daily
Fidelity National Information Services, Inc.	Personal Trading System Vendor	Daily
Goldman Sachs Bank USA	Securities Lending Agent	Daily
ICE Data Services	Pricing Service	Daily
IHS Markit	Pricing Service	Daily
IHS Markit	Bank Debt Reconciliation Vendor	Daily
Institutional Shareholder Services	Proxy Voting & Class Action Services Vendor	Daily
ITG Inc.	Systems Vendor	Daily
Lipper	Data Vendor	Monthly; one day lag

Service Provider	Service	Frequency
Merrill Corporation	Printer	Quarterly
Morningstar	Data Vendor	Monthly; 60 day lag
Omgeo LLC	Systems Vendor	Daily
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	Annually
PricingDirect Inc.	Pricing Service	Daily
Razorfish	Website Consultant	Monthly
State Street Bank and Trust Company	Custodian	Daily
State Street Bank and Trust Company	Systems Vendor	Weekly
Wolters Kluwer	Systems Vendor	Monthly; three day lag
As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.
Investment Limitations
The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions, with respect to each Fund:
1.	None of the Funds may borrow money, except that a Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.
2.	None of the Funds may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.
3.	None of the Funds will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
4.	None of the Funds may buy or sell real estate, except that any Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
5.	None of the Funds may purchase or sell commodities or commodity contracts, except that any Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
6.	None of the Funds may make loans, except that any Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
7.	None of the Funds will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Fund may make pursuant to its fundamental investment restriction on lending.
8.	None of the Funds will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). This restriction does not apply to the Thrivent Asset Allocation Funds, which primarily invest in other Funds of the Trust that could be considered to be in the same industry. In addition, with respect to the Thrivent Money Market Fund, this restriction does not apply to instruments issued by domestic banks.
The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:
1.	None of the Funds will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Funds intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.
2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Fund’s total assets.
3.	None of the Funds currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.
5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Funds.
The Trust has received an exemptive order (the “Order”) from the SEC that allows the Funds, along with other portfolios managed by the Adviser (each a “Participating Fund”), to engage in an interfund lending program (the “Program”). The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including, among other things, (i) the requirement that the interfund loan rate is more favorable to the lending Participating Fund than the highest current overnight repurchase agreement rate available to the lending Participating Fund (the “Repo Rate”), and more favorable to the borrowing fund than the rate available that day for cash overdraft from the borrowing Participating Fund’s custodian (the “Bank Loan Rate”); (ii) that no Fund may borrow through the Program on an unsecured basis unless the Participating Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total less than 10% of its total assets; provided that if the Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the Participating Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral; (iii) if a Participating Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Participating Fund may borrow through the Program only on a secured basis; (iv) no Participating Fund may lend money if the loan would cause its aggregate outstanding loans through the Program to exceed 15% of its net assets at the time of the loan; (v) a lending Participating Fund may not loan in excess of 5% of its net assets to any one Participating Fund; and (vi) each interfund loan may be called on one business day’s notice by a lending Participating Fund. The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.
Each Fund may participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, Thrivent Asset Mgt. administers the Program according to procedures approved by the Board.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.
Each Fund (with the exception of Thrivent Money Market Fund) along with other portfolios managed by the Adviser or an affiliate, has agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility to be utilized if needed for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Fund paid commitment fees in proportion to their respective net assets.
Each of the Funds, other than the Thrivent Asset Allocation Funds, the Thrivent Income Plus Funds, Thrivent High Income Municipal Bond Fund and Thrivent Multidimensional Income Fund, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Each of the Funds, other than the Thrivent Asset Allocation Funds, the Thrivent Income Plus Funds, Thrivent High Income Municipal Bond Fund and Thrivent Multidimensional Income Fund, has adopted a nonfundamental policy that it can rely on Section 12(d)(1)(G) of the 1940 Act solely for the purpose of acquiring shares of a Thrivent Core Fund for purposes of efficient portfolio management, and each will not have more than five percent of its total assets invested in any one Thrivent Core Fund or more than ten percent of its total assets invested in investment companies, including Thrivent Core Funds and companies relying on Section3(c)(1) or 3(c)(7) of the 1940 Act; provided, however, that each of these Funds may invest up to 25% of its total assets in short-term bond Thrivent Core Funds in the aggregate. Thrivent Core Funds is a registered investment company that only offers its shares to the Trust, Thrivent Series Fund, Inc. and other Thrivent entities.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment companies that, if adopted, could require the Funds to adjust their investments accordingly. These adjustments may have an impact on the Funds’ performance and may have negative risk consequences on the investing Funds as well as the underlying investment companies.

MANAGEMENT OF THE FUNDS
Board of Trustees and Executive Officers
The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 24 series of the Trust and also serves as:
•	Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company and separate accounts of insurance companies not affiliated with Thrivent Financial.
•	Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.
•	Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.
David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Trustees serves on the board of the Thrivent Church Loan and Income Fund.
The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, Thrivent Core Funds and Thrivent Church Loan and Income Fund are collectively referred to as the “Fund Complex.”
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and its Funds rests with the Board. The Board has engaged Thrivent Asset Mgt. to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Thrivent Asset Mgt. and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter documents. The Board is currently composed of nine members, including seven Independent Trustees and two Interested Trustees. An “Independent Trustee” is not an “interested person” (as defined in the 1940 Act) of the Trust, while an “Interested Trustee” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Trust and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Asset Mgt., the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of Thrivent Asset Mgt., the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Trust and the Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Asset Mgt., the sub-advisers, the Chief Compliance Officer of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for Thrivent Asset Mgt., as appropriate, regarding risks faced by the Trust and its Funds, and Thrivent Asset Mgt.’s risk management functions.
The Audit Committee of the Board, which is composed of all Independent Trustees, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Trust and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.
The Ethics and Compliance Committee of the Board, which is composed of all Independent Trustees, monitors ethical and compliance risks and oversees the legal and regulatory compliance matters of the Funds. A representative of business risk management meets with the Ethics and Compliance Committee in person and provides reports to the Committee in writing on an as-needed basis. In addition, the Trust’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person at least annually. The Anti-Money Laundering Officer’s reports relate to privacy, identity theft prevention, cybersecurity, and anti-money laundering concerns. The Committee also meets with a representative from the Business Continuity Plan area to learn more about that program. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports.
The Investment Committee of the Board, which is composed of all Independent Trustees, is designed to review investment strategies and risks in conjunction with its review of the Funds’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.
The Contracts Committee of the Board, which is composed of all of the Independent Trustees, assists the Board in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund.
The Governance and Nominating Committee of the Board, which is composed of all of the Independent Trustees, assists the Board in fulfilling its duties with respect to the governance of the Trust, including the review and evaluation of the composition and operation of the Board and its committees, the annual self-assessment of the Board and its committees and periodic review and recommendations regarding compensation of the Independent Trustees. The Governance and Nominating Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.
The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program pursuant to the provisions of Rule 22e-4 with a compliance date of December 1, 2018, as they relate to the Funds, and in 2019 will implement the Liquidity Program with respect to the remaining provisions of Rule 22e-4, which have a compliance date of June 1, 2019, as they relate to the Funds. The Liquidity Program is reasonably designed to assess and manage the liquidity risk of the Funds subject to Rule 22e-4. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Trust’s charter documents do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance and Nominating Committee also does not set forth any specific qualification. However, the Governance and Nominating Committee has adopted qualification guidelines that the Committee may take into account in considering Trustee candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Christian community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.
The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Trustees, that each Trustee is qualified to serve on the Board. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, the sub-advisers, counsel, the Trust’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service or academic positions and through experience from service as a board member of the Trust and other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI. Additional details regarding the background of each Trustee are included in the table below this section.
Janice B. Case. Ms. Case has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has over 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.
Robert J. Chersi. Mr. Chersi has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry, including four years as the former Chief Financial Officer of Fidelity Investments Financial Services where he led the finance, compliance, risk management, business consulting and strategic new business development functional organizations. He has also been a certified public accountant and a FINRA Series 27 license holder. Mr. Chersi is currently the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University. Through his extensive experience, Mr. Chersi has gained deep knowledge of corporate governance, financial reporting and regulatory compliance practices.

Marc S. Joseph. Mr. Joseph has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.
Paul R. Laubscher. Mr. Laubscher has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2009, as Chair of the Board since 2019 and as Chair of the Investment Committee from 2010 through 2018. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.
James A. Nussle. Mr. Nussle has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of credit unions. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.
David S. Royal. Mr. Royal has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2015. He has over 20 years of experience advising and working for mutual fund complexes. He is currently the President and Chief Investment Officer of the Fund Complex, and he has served as Senior Vice President, Chief Investment Officer of Thrivent Financial since 2017. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Fund Complex. Before joining Thrivent Financial, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry. He also serves on the board of directors of a non-profit organization.
Verne O. Sedlacek. Mr. Sedlacek has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2017 and as Chair of the Investment Committee since 2019. Mr. Sedlacek has over 35 years of experience in the financial services industry, including eleven years as the former chief executive officer of the Commonfund, an institutional investment firm that provides solutions for strategic investors within the nonprofit and pension investment communities. He has experience as a member on the board of several not-for-profit and for-profit boards, including the Chicago Mercantile Exchange. He also was a certified public accountant.
Constance L. Souders. Ms. Souders has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2007 and as Chair of the Contracts Committee since 2010. She also served as the Audit Committee financial expert from 2010 through 2016. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund broker-dealer.
Russell W. Swansen. Mr. Swansen has served as a Trustee on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2009. He has over 35 years of investment management experience and served as a Senior Vice President and Chief Investment Officer of Thrivent Financial from 2003 to 2017. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He served as a director on the boards of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.
The following tables provide additional information about the Trustees and officers of the Trust.

Interested Trustees (1)
Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Chief Investment Officer since 2017; Trustee and President since 2015	59	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015	Currently, Director of Children’s Cancer Research Fund and Advisory Board Member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Trustee since 2009	58	Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017	Currently, Advisory Board Member of Twin Bridge Capital Partners, Advisory Board Member of Ivenshure LLC, and Director of Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017
Independent Trustees (3)
Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Trustee since 2011	58	Retired	Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Robert J. Chersi 625 Fourth Avenue South Minneapolis, MN (1961)	Trustee since 2017	58	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013	Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation since 2019; Director of E*TRADE Bank since 2019; Director and Chairman of the Audit Committee of Brightsphere Investment Group plc since 2016; Advisory Board member of the Pace University Lubin School of Business
Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Trustee since 2011	58	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004	None
Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Trustee since 2009	58	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds	None
James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Trustee since 2011	58	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009	Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Verne O. Sedlacek 625 Fourth Avenue South Minneapolis, MN (1954)	Trustee since 2017	58	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015	Director of Association of Governing Boards of Universities and Colleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Trustee since 2007	58	Retired	None
Officers
Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Chief Investment Officer since 2017; Trustee and President since 2015	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015
Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017
Michael W. Kremenak 625 Fourth Avenue South Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015
Edward S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer – Thrivent Funds, Thrivent Financial from 2010 to 2018
Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN (1964)	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Privacy and Identity Theft and Anti-Money Laundering Officer since 2011	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial from 2002 to 2016
Kathryn A. Stelter 625 Fourth Avenue South Minneapolis, MN (1962)	Vice President since 2015	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014
Troy A. Beaver 625 Fourth Avenue South Minneapolis, MN (1967)	Vice President since 2016	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015
Jill M. Forte 625 Fourth Avenue South Minneapolis, MN (1974)	Assistant Secretary since 2016	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015
John D. Jackson 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Secretary since 2018	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017
Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017

(1)	“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Trustees, other than Mr. Royal or Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Committees of the Board of Trustees
Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The 1940 Act requires that the Trust’s independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6
Contracts	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Contracts Committee is to assist the Board in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund.	6
Ethics and Compliance	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Funds.	4
Governance and Nominating	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Governance and Nominating Committee assists the Board in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board, compensation of the Trustees and composition of the committees and the Board’s membership. The Governance and Nominating Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.	4
Investments	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Investment Committee assists the Board in its oversight of the investment performance of the Funds; the Funds’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Funds; and the range of investment options offered to investors in the Funds. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals such as new Funds or Fund reorganizations.	5

(1)	All of the Independent Trustees serve as members of each Committee.
Beneficial Interest in the Funds by Trustees
The following tables provide information, as of December 31, 2018, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies, not including ownership through deferred compensation, within the investment company complex that are overseen by the Trustee. For Independent Trustees only, the last column sets forth the dollar range of each Trustee’s deferred compensation, which is effectively invested in the Thrivent Mutual Funds and allocated among individual Funds as determined by the Trustee. For more information on the deferred compensation plan and for the aggregate amount of each Trustee’s deferred compensation, see “Compensation of Trustees” below.
Interested Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
David S. Royal	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000
	Thrivent Government Bond Fund	None
	Thrivent High Income Municipal Bond Fund	$50,001-$100,000
	Thrivent High Yield Fund	$10,001-$50,000
	Thrivent Income Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Stock Fund	$10,001-$50,000
	Thrivent Large Cap Value Fund	$10,001-$50,000
	Thrivent Limited Maturity Bond Fund	None
	Thrivent Low Volatility Equity Fund	$10,001-$50,000
	Thrivent Mid Cap Stock Fund	$10,001-$50,000
	Thrivent Moderate Allocation Fund	$10,001-$50,000
	Thrivent Moderately Aggressive Allocation Fund	$10,001-$50,000
	Thrivent Moderately Conservative Allocation Fund	$50,001-$100,000
	Thrivent Money Market Fund	None
	Thrivent Multidimensional Income Fund	$1-$10,000
	Thrivent Municipal Bond Fund	None
	Thrivent Opportunity Income Plus Fund	None
	Thrivent Partner Emerging Markets Equity Fund	$1-$10,000
	Thrivent Partner Worldwide Allocation Fund	$10,001-$50,000
	Thrivent Small Cap Growth Fund	None
	Thrivent Small Cap Stock Fund	$50,001-$100,000
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Fund	None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
	Thrivent Government Bond Fund	None
	Thrivent High Income Municipal Bond Fund	None
	Thrivent High Yield Fund	None
	Thrivent Income Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Stock Fund	None
	Thrivent Large Cap Value Fund	None
	Thrivent Limited Maturity Bond Fund	None
	Thrivent Low Volatility Equity Fund	None
	Thrivent Mid Cap Stock Fund	None
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Money Market Fund	None
	Thrivent Multidimensional Income Fund	None
	Thrivent Municipal Bond Fund	None
	Thrivent Opportunity Income Plus Fund	None
	Thrivent Partner Emerging Markets Equity Fund	None
	Thrivent Partner Worldwide Allocation Fund	None
	Thrivent Small Cap Growth Fund	None
	Thrivent Small Cap Stock Fund	None
Independent Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Janice B. Case	Thrivent Aggressive Allocation Fund	$50,001-$100,000	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		None
	Thrivent Government Bond Fund	None		None
	Thrivent High Income Municipal Bond Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Low Volatility Equity Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	$10,001-$50,000		None
	Thrivent Moderately Aggressive Allocation Fund	$1-$10,000		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
	Thrivent Multidimensional Income Fund	None		None
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	$1-$10,000		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Growth Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
Robert J. Chersi	Thrivent Aggressive Allocation Fund	$10,001-$50,000	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		None
	Thrivent Government Bond Fund	None		None
	Thrivent High Income Municipal Bond Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Low Volatility Equity Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	$10,001-$50,000		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
	Thrivent Multidimensional Income Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Growth Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Small Cap Stock Fund	None		None
Marc S. Joseph	Thrivent Aggressive Allocation Fund	None	$10,001-$50,000	Over $100,000
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		$50,001-$100,000
	Thrivent Government Bond Fund	None		None
	Thrivent High Income Municipal Bond Fund	None		None
	Thrivent High Yield Fund	$1-$10,000		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	$1-$10,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	$1-$10,000		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Low Volatility Equity Fund	None		None
	Thrivent Mid Cap Stock Fund	$1-$10,000		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	$1-$10,000		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
	Thrivent Multidimensional Income Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$1-$10,000		None
	Thrivent Small Cap Growth Fund	None		None
	Thrivent Small Cap Stock Fund	$1-$10,000		Over $100,000

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Paul R. Laubscher	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent High Income Municipal Bond Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Low Volatility Equity Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	Over $100,000		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
	Thrivent Multidimensional Income Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Growth Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
James A. Nussle	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		None
	Thrivent Government Bond Fund	None		None
	Thrivent High Income Municipal Bond Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Low Volatility Equity Fund	None		None
	Thrivent Mid Cap Stock Fund	Over $100,000		None
	Thrivent Moderate Allocation Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
	Thrivent Multidimensional Income Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	$10,001-$50,000		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Growth Fund	None		None
	Thrivent Small Cap Stock Fund	$10,001-$50,000		None
Verne O. Sedlacek	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent High Income Municipal Bond Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Low Volatility Equity Fund	None		None
	Thrivent Mid Cap Stock Fund	Over $100,000		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
	Thrivent Multidimensional Income Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Growth Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None
Constance L. Souders	Thrivent Aggressive Allocation Fund	None	None	None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent High Income Municipal Bond Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Low Volatility Equity Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
	Thrivent Multidimensional Income Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Growth Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
Compensation of Trustees
The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual base compensation of $176,000 to serve on the Boards of the Fund Complex. Each Trustee also receives $5,000 for each in-person meeting attended. The Board Chair is compensated an additional $70,000 per year; the Chair of the Audit Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $40,000 per year; the Chair of the Contracts Committee, the Chair of the Investments Committee, the Chair of the Governance and Nominating Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $20,000 per year. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.

The following table provides the amounts of compensation paid to the Trustees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2018:
Name, Position (1)	Aggregate Compensation from Trust for One Year Ending October 31, 2018	Total Compensation Paid by Trust and Fund Complex for One Year Ending October 31, 2018
Janice B. Case	$79,318	$218,000
Trustee
Robert J. Chersi	$86,903	$238,000
Trustee
Richard A. Hauser (2)	$97,125	$268,000
Trustee
Marc S. Joseph	$79,318	$218,000
Trustee
Paul R. Laubscher	$79,318	$218,000
Trustee
James A. Nussle	$70,237	$193,000
Trustee
Verne O. Sedlacek	$72,051	$198,000
Trustee
Constance L. Souders	$79,318	$218,000
Trustee

(1)	The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For compensation paid during the fiscal year ended October 31, 2018, the total amount of deferred compensation payable to Mr. Hauser was $263,467.
(2)	Mr. Hauser retired from the Board as of December 31, 2018.

SIGNIFICANT SHAREHOLDERS
As of January 31, 2019, the following were significant shareholders of a Fund’s securities. This list of shareholders includes affiliates of the Funds and the Funds themselves.
Fund	Shareholder	Percent Owned
Thrivent Aggressive Allocation Fund – Class S	GREAT -WEST TRUST COMPANY LLC TTEE THRIVENT FINANCIAL FOR LUTHERANS 40 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5009	43.38%
Thrivent Balanced Income Plus Fund - Class S	GREAT -WEST TRUST COMPANY LLC TTEE THRIVENT FINANCIAL FOR LUTHERANS 40 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5011	30.47%
Thrivent Diversified Income Plus Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2012	22.90%
Thrivent Government Bond Fund – Class S	INFAITH COMMUNITY FOUNDATION GIFT ANNUITY RESERVE 625 FOURTH AVE S STE 1500 MINNEAPOLIS MN 55415-1627	79.14%
	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	11.79%
Thrivent High Income Municipal Bond Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2015	27.49%
	MARK A BALLARD TOD BOWMAN ND 58623-0803	15.53%
Thrivent High Yield Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2020	34.46%
	THRIVENT MODERATE ALLOCATION FUND	12.49%
	THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND	7.52%
	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	7.14%

Fund	Shareholder	Percent Owned
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1906	6.70%
Thrivent Income Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2013	28.41%
	THRIVENT MODERATE ALLOCATION FUND	21.50%
	THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND	13.13%
	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	11.90%
	GREAT -WEST TRUST COMPANY LLC TTEE THRIVENT FINANCIAL FOR LUTHERANS 40 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5013	10.71%
Thrivent Large Cap Growth Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2016	26.20%
	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	25.75%
	THRIVENT MODERATE ALLOCATION FUND	20.27%
	THRIVENT AGGRESSIVE ALLOCATION FUND	11.57%
Thrivent Large Cap Stock Fund - Class S	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	45.39%
	THRIVENT MODERATE ALLOCATION FUND	17.75%
	THRIVENT AGGRESSIVE ALLOCATION FUND	12.72%
	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2018	6.43%
Thrivent Large Cap Value Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2018	28.07%
	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	26.13%
	THRIVENT MODERATE ALLOCATION FUND	22.25%

Fund	Shareholder	Percent Owned
	THRIVENT AGGRESSIVE ALLOCATION FUND	8.00%
	THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND	7.52%
Thrivent Limited Maturity Bond Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2014	47.61%
	THRIVENT MODERATE ALLOCATION FUND	10.45%
	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	6.87%
	THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND	6.27%
Thrivent Low Volatility Equity Fund - Class S	DONALD B GRIMM TUCSON AZ 85739-2271	6.46%
Thrivent Mid Cap Stock Fund - Class S	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, FL 5 JERSEY CITY, NJ 07310-2010	25.78%
	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	19.50%
	THRIVENT MODERATE ALLOCATION FUND	12.71%
	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1907	11.11%
	THRIVENT AGGRESSIVE ALLOCATION FUND	8.88%
Thrivent Moderate Allocation Fund - Class S	GREAT -WEST TRUST COMPANY LLC TTEE THRIVENT FINANCIAL FOR LUTHERANS 40 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5005	18.25%
Thrivent Moderately Aggressive Allocation Fund - Class S	GREAT -WEST TRUST COMPANY LLC TTEE THRIVENT FINANCIAL FOR LUTHERANS 40 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5007	21.55%
Thrivent Moderately Conservative Allocation Fund - Class S	GREAT -WEST TRUST COMPANY LLC TTEE THRIVENT FINANCIAL FOR LUTHERANS 40 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5003	16.28%
Thrivent Money Market Fund - Class S	INFAITH COMMUNITY FOUNDATION GIFT ANNUITY RESERVE 625 FOURTH AVE S STE 1500 MINNEAPOLIS MN 55415-1626	12.41%

Fund	Shareholder	Percent Owned
Thrivent Multidimensional Income Fund - Class S	THRIVENT FINANCIAL FOR LUTHERANS %JOE BARNES MS 1330 % HR EMPLOYEE BENEFITS DEPT #7950 4321 N BALLARD RD APPLETON WI 54919-0001	33.43%
	MARK A BALLARD TOD BOWMAN ND 58623-0803	10.18%
Thrivent Municipal Bond Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2022	52.06%
Thrivent Opportunity Income Plus Fund - Class S	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2017	43.82%
	FOX CITIES PERFORMING ARTS CENTER % CAPTIAL FUND 400 W COLLEGE AVE APPLETON WI 54911-5831	8.87%
Thrivent Partner Worldwide Allocation Fund - Class S	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	33.08%
	THRIVENT MODERATE ALLOCATION FUND	17.74%
	THRIVENT FINANCIAL FOR LUTHERANS % HR EMPLOYEE BENEFITS DEPT #7950 4321 N BALLARD RD APPLETON WI 54919-0001	17.44%
	THRIVENT AGGRESSIVE ALLOCATION FUND	17.19%
	THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND	5.30%
Thrivent Small Cap Growth Fund - Class S	THRIVENT FINANCIAL FOR LUTHERANS %JOE BARNES MS 1330 625 4TH AVE S MINNEAPOLIS MN 55415-1665	6.66%
Thrivent Small Cap Stock Fund - Class S	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	33.61%
	THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND	15.40%
	THRIVENT AGGRESSIVE ALLOCATION FUND	11.62%

Fund	Shareholder	Percent Owned
	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS FBO 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2011	10.07%
	THRIVENT MODERATE ALLOCATION FUND	10.00%
Management Ownership
As of January 31, 2019, the officers and Trustees as a group beneficially owned 1% or more of a Fund’s share class as shown in the following table:
Fund Name and Share Class	Percent Owned by Officers and Trustees
Thrivent Aggressive Allocation Fund – Class S	1.92%
Thrivent Small Cap Growth Fund – Class S	1.05%

Material Transactions with Independent Trustees
No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS AND PORTFOLIO MANAGERS
Investment Adviser
The Funds’ investment adviser, Thrivent Asset Mgt., was organized as a Delaware limited liability company on September 23, 2005. Thrivent Asset Mgt. is a subsidiary of Thrivent Financial Holdings, Inc., which is a wholly owned subsidiary of Thrivent Financial. Thrivent Financial Holdings, Inc. owns 100% of Thrivent Asset Mgt.’s membership interests.
Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, is the investment adviser for each of the Funds. The officers and directors of Thrivent Asset Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.”
Investment decisions for each of the Funds, except for all or a portion of Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund (collectively, the “Subadvised Funds”), are made by Thrivent Asset Mgt., subject to the overall direction of the Board of Trustees. Thrivent Asset Mgt. also provides investment research and supervision of each of the Funds’ investments (except for the investments of the Subadvised Funds that are not managed, as noted above, by Thrivent Asset Mgt.) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.
Thrivent Asset Mgt. Portfolio Managers
Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers
The following table provides information relating to other accounts managed by Thrivent Asset Mgt. portfolio managers as of October 31, 2018. None of the Thrivent Asset Mgt. portfolio managers of the Funds manage assets in pooled investment vehicles other than the registered investment companies noted below.
	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Johan A. Akesson	0	$ 0	0	$ 0
Gregory R. Anderson (2)	7	$ 2,390,178,872	3	$7,395,976,353
Darren M. Bagwell (3)	4	$22,201,632,021	0	$ 0
Brian W. Bomgren (4)	7	$ 4,178,963,519	3	$ 737,847,473
Lauri A. Brunner	2	$ 2,354,718,343	2	$ 290,110,504
Matthew D. Finn	3	$ 1,692,010,567	2	$ 178,131,912
Brian J. Flanagan	1	$ 1,716,801,173	2	$ 208,441,776
Janet I. Grangaard	0	$ 0	0	$ 0
Michael G. Landreville	2	$ 1,082,168,834	3	$ 382,263,363
Kurt J. Lauber	2	$ 2,626,235,933	2	$ 313,704,417
David J. Lettenberger	1	$ 10,752,291	1	$ 21,945,392
Stephen D. Lowe (5)	9	$24,963,784,912	3	$2,260,011,727
Noah J. Monsen (4,6)	7	$ 4,402,348,677	3	$ 737,847,473
Paul J. Ocenasek (7)	3	$ 1,022,990,366	0	$ 0
David S. Royal	4	$22,201,632,021	0	$ 0
Mark L. Simenstad (8)	7	$23,331,904,781	0	$ 0
Conrad E. Smith (9)	2	$ 194,043,868	2	$ 502,889,249
David R. Spangler (10)	0	$ 0	1	$ 37,921,632
William D. Stouten (11)	3	$ 5,551,246,594	3	$1,815,967,710

	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
James M. Tinnuci	1	$ 581,026,465	2	$ 151,797,080
Kent L. White (3,4)	4	$ 2,332,692,142	2	$ 161,966,001

(1)	The “Other Registered Investment Companies” represent series of Thrivent Series Fund, Inc. that have substantially similar investment objectives and policies as the Fund(s) managed by the portfolio manager listed.
(2)	As of December 31, 2018, the Assets Managed totaled $8,002,396.
(3)	As of December 31, 2018, the Assets Managed totaled $21,216,365,915.
(4)	In addition to series of Thrivent Series Fund, Inc., the “Other Registered Investment Companies” represent series of Thrivent Core Funds.
(5)	As of December 31, 2018, the Assets Managed totaled $26,397,778,331.
(6)	As of December 31, 2018, the Assets Managed totaled $5,067,447,148.
(7)	As of December 31, 2018, the Assets Managed totaled $985,593,382.
(8)	As of December 31, 2018, the Assets Managed totaled $22,305,491,078.
(9)	As of December 31, 2018, the Assets Managed totaled $710,916,676.
(10)	As of December 31, 2018, the Assets Managed totaled $34,468,045.
(11)	In addition to series of Thrivent Series Fund, Inc., the “Other Registered Investment Companies” represent series of Thrivent Cash Management Trust and Thrivent Core Funds.
Compensation
Each portfolio manager of Thrivent Asset Mgt. is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative performance of each fund or account managed by the portfolio manager measured for one-, three-, and five-year periods against the median performance of other funds in the same peer group, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals during the previous three-year period.
Conflicts of Interest
Portfolio managers at Thrivent Asset Mgt. typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Asset Mgt. seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Asset Mgt. has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Funds
The following table provides information as of October 31, 2018 on the dollar range of beneficial ownership by each portfolio manager for each Fund he or she manages. Dollar values disclosed with respect to Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund and each listed Portfolio are as of December 31, 2018.
Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
Johan A. Akesson	Thrivent High Income Municipal Bond Fund	None			$100,001-$500,000
Gregory R. Anderson	Thrivent Diversified Income Plus Fund	None	Thrivent Diversified Income Plus Portfolio	None	$500,001-$1,000,000
	Thrivent Government Bond Fund	None	Thrivent Government Bond Portfolio	None
	Thrivent Limited Maturity Bond Fund	$100,001-$500,000	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Multidimensional Income Fund	None	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Fund	None	Thrivent Opportunity Income Plus Portfolio	None
Darren M. Bagwell	Thrivent Aggressive Allocation Fund	Over $1,000,000	Thrivent Aggressive Allocation Portfolio	None	Over $1,000,000
	Thrivent Balanced Income Plus Fund	None	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Fund	None	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Large Cap Stock Fund	None	Thrivent Large Cap Stock Portfolio	None
	Thrivent Moderate Allocation Fund	None	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Fund	None	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Fund	None	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Worldwide Allocation Fund	None	Thrivent Partner Worldwide Allocation Portfolio	None
Brian W. Bomgren	Thrivent Low Volatility Equity Fund	None	Thrivent Low Volatility Equity Portfolio	None	$50,001-$100,000
	Thrivent Partner Worldwide Allocation Fund	None	Thrivent Partner Worldwide Allocation Portfolio	None
Lauri Brunner	Thrivent Large Cap Growth Fund	None	Thrivent Large Cap Growth Portfolio	None	$50,001-$100,000
	Thrivent Large Cap Stock Fund	None	Thrivent Large Cap Stock Portfolio	None
Matthew D. Finn	Thrivent Small Cap Stock Fund	$500,001-$1,000,000	Thrivent Small Cap Stock Portfolio	None	$500,001-$1,000,000
Brian J. Flanagan	Thrivent Mid Cap Stock Fund	$100,001-$500,000	Thrivent Mid Cap Stock Portfolio	$1-$10,000	$100,001-$500,000
Janet I. Grangaard	Thrivent High Income Municipal Bond Fund	None			Over $1,000,000
	Thrivent Municipal Bond Fund	Over $1,000,000
Michael G. Landreville	Thrivent Government Bond Fund	None	Thrivent Government Bond Portfolio	None	$100,001-$500,000
	Thrivent Limited Maturity Bond Fund	$50,001-$100,000	Thrivent Limited Maturity Bond Portfolio	None
Kurt J. Lauber	Thrivent Large Cap Stock Fund	None	Thrivent Large Cap Stock Portfolio	None	None
	Thrivent Large Cap Value Fund	None	Thrivent Large Cap Value Portfolio	None
David J. Lettenberger	Thrivent Small Cap Growth Fund	None	Thrivent Small Cap Growth Portfolio	None	None

Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
Stephen D. Lowe	Thrivent Aggressive Allocation Fund	$50,001-$100,000	Thrivent Aggressive Allocation Portfolio	None	Over $1,000,000
	Thrivent Balanced Income Plus Fund	None	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Fund	None	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Income Fund	$100,001-$500,000	Thrivent Income Portfolio	None
	Thrivent Moderate Allocation Fund	$100,001-$500,000	Thrivent Moderate Allocation Portfolio	$100,001-$500,000
	Thrivent Moderately Aggressive Allocation Fund	$100,001-$500,000	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Fund	None	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Multidimensional Income Fund	None	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Fund	None	Thrivent Opportunity Income Plus Portfolio	None
Noah J. Monsen	Thrivent Balanced Income Plus Fund	None	Thrivent Balanced Income Plus Portfolio	None	$50,001-$100,000
	Thrivent Diversified Income Plus Fund	None	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Large Cap Stock Fund	$1-$10,000	Thrivent Large Cap Stock Portfolio	None
	Thrivent Low Volatility Equity Fund	None	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Partner Worldwide Allocation Fund	None	Thrivent Partner World Allocation Portfolio	None
Paul J. Ocenasek	Thrivent High Yield Fund	None	Thrivent High Yield Portfolio	None	$100,001-$500,000
	Thrivent Multidimensional Income Fund	None	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Fund	None	Thrivent Opportunity Income Plus Portfolio	None
David S. Royal	Thrivent Aggressive Allocation Fund	$500,001-$1,000,000	Thrivent Aggressive Allocation Portfolio	$10,001-$50,000	Over $1,000,000
	Thrivent Moderate Allocation Fund	$10,001-$50,000	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Fund	$10,001-$50,000	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Fund	$10,001-$50,000	Thrivent Moderately Conservative Allocation Portfolio	None
Mark L. Simenstad	Thrivent Aggressive Allocation Fund	$500,001-$1,000,000	Thrivent Aggressive Allocation Portfolio	None	Over $1,000,000
	Thrivent Balanced Income Plus Fund	None	Thrivent Balanced Income Portfolio	None
	Thrivent Diversified Income Plus Fund	None	Thrivent Diversified Income Plus Portfolio	$1-$10,000
	Thrivent Moderate Allocation Fund	None	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Fund	None	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Fund	None	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Multidimensional Income Fund	$50,001-$100,000	Thrivent Multidimensional Income Portfolio	None
Conrad E. Smith	Thrivent Multidimensional Income Fund	None	Thrivent Multidimensional Income Portfolio	None	$100,001-$500,000
	Thrivent Opportunity Income Plus Fund	None	Thrivent Opportunity Income Plus Portfolio	None

Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
David R. Spangler	Thrivent Aggressive Allocation Fund	$100,001-$500,000	Thrivent Aggressive Allocation Portfolio	$1-$10,000	$100,001-$500,000
	Thrivent Balanced Income Plus Fund	None	Thrivent Balanced Income Portfolio	None
	Thrivent Large Cap Stock Fund	None	Thrivent Large Cap Stock Portfolio	None
	Thrivent Moderate Allocation Fund	None	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Fund	None	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Fund	$10,001-$50,000	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Partner Worldwide Allocation Fund	None	Thrivent Partner Worldwide Allocation Portfolio	None
William D. Stouten	Thrivent Money Market Fund	None	Thrivent Money Market Portfolio	None	$100,001-$500,000
James M. Tinucci	Thrivent Small Cap Stock Fund	None	Thrivent Small Cap Stock Portfolio	None	$1-$10,000
Kent L. White	Thrivent Income Fund	$100,001-$500,000	Thrivent Income Portfolio	None	$100,001-$500,000
	Thrivent Opportunity Income Plus Fund	None	Thrivent Opportunity Income Plus Portfolio	None

(1)	Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.
(2)	Ownership in Fund Complex includes investments in Thrivent Mutual Funds, Thrivent Series Fund, Inc., and Thrivent Church Loan and Income Fund.
Investment Subadvisers
Thrivent Asset Mgt. has engaged subadvisers for Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund. Investment decisions for all or a portion of those Funds are made by the subadvisers, subject to the overall direction of Thrivent Asset Mgt. and oversight by the Board of Trustees.
Thrivent Partner Emerging Markets Equity Fund
Investment decisions for Thrivent Partner Emerging Markets Equity Fund are made by Aberdeen Asset Managers Limited (“Aberdeen”). Aberdeen is a Scottish company having a principal place of business at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queens Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc, and manages or administers approximately $735,511 million in assets as of June 30, 2018. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of October 31, 2018.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Hugh Young	Registered Investment Companies:	16	$ 9,904.23	0	$0
	Other Pooled Investment Vehicles:	80	$30,296.18	0	$0
	Other Accounts:	95	$23,130.47	0	$0
Devan Kaloo	Registered Investment Companies:	10	$ 9,005.44	0	$0
	Other Pooled Investment Vehicles:	25	$12,950.35	0	$0
	Other Accounts:	46	$10,743.11	0	$0
Joanna Irvine	Registered Investment Companies:	10	$ 9,005.44	0	$0
	Other Pooled Investment Vehicles:	25	$12,950.35	0	$0
	Other Accounts:	46	$10,743.11	0	$0
Mark Gordon James	Registered Investment Companies:	10	$ 9,005.44	0	$0
	Other Pooled Investment Vehicles:	25	$12,950.35	0	$0
	Other Accounts:	46	$10,743.11	0	$0
Flavia Cheong	Registered Investment Companies:	16	$ 9,904.23	0	$0
	Other Pooled Investment Vehicles:	80	$30,296.18	0	$0
	Other Accounts:	95	$23,130.47	0	$0
Compensation
Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.
A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or, after August 14, 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other Standard Life Aberdeen Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy (“Remuneration Committee”) determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Standard Life Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, the Standard Life Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, the Standard Life Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Standard Life Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
Aberdeen does not currently have any model delivery clients in the Fund’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.
Ownership of the Fund
Aberdeen’s portfolio managers listed above do not own shares of Thrivent Partner Emerging Markets Equity Fund.
Thrivent Partner Worldwide Allocation Fund
Investment decisions for Thrivent Partner Worldwide Allocation Fund are made by Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), and Goldman Sachs Asset Management, L.P. (“GSAM”). Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a direct wholly owned subsidiary of Principal Global Investors Holdings Company (US) LLC. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $412.7 billion in assets under management as of December 31, 2018. Aberdeen is a Scottish company having a principal place of business at Bow Bells House,

1 Bread Street, London, England, EC4M9HH. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queens Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc, and manages or administers approximately $735,511 million in assets as of June 30, 2018. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2018, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1,334,369.5 million. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.
Principal Portfolio Managers
Other Accounts Managed by Principal Portfolio Managers
The following table provides information about other accounts managed by the Principal portfolio managers as of October 31, 2018.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Paul Blankenhagen	Registered Investment Companies:	4	$11,687.8	0	$ 0
	Other Pooled Investment Vehicles:	9	$ 3,335.7	0	$ 0
	Other Accounts:	8	$ 952.6	1	$224.6
Juliet Cohn	Registered Investment Companies:	4	$11,687.8	0	$ 0
	Other Pooled Investment Vehicles:	9	$ 3,335.7	0	$ 0
	Other Accounts:	8	$ 952.6	1	$224.6
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on percentage of pre-tax, pre-bonus operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Conflicts of Interest
Principal provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.
Ownership of the Fund
Principal’s portfolio managers listed above do not own shares of Thrivent Partner Worldwide Allocation Fund.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of October 31, 2018.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Hugh Young	Registered Investment Companies:	16	$ 9,803.19	0	$0
	Other Pooled Investment Vehicles:	80	$30,296.18	0	$0
	Other Accounts:	95	$23,130.47	0	$0
Devan Kaloo	Registered Investment Companies:	10	$ 8,904.40	0	$0
	Other Pooled Investment Vehicles:	25	$12,950.35	0	$0
	Other Accounts:	46	$10,743.11	0	$0
Joanna Irvine	Registered Investment Companies:	10	$ 8,904.40	0	$0
	Other Pooled Investment Vehicles:	25	$12,950.35	0	$0

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
	Other Accounts:	46	$10,743.11	0	$0
Mark Gordon James	Registered Investment Companies:	10	$ 8,904.40	0	$0
	Other Pooled Investment Vehicles:	25	$12,950.35	0	$0
	Other Accounts:	46	$10,743.11	0	$0
Flavia Cheong	Registered Investment Companies:	16	$ 9,803.19	0	$0
	Other Pooled Investment Vehicles:	80	$30,296.18	0	$0
	Other Accounts:	95	$23,130.47	0	$0
Compensation
Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.
A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or, after August 14, 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other Standard Life Aberdeen Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy (“Remuneration Committee”) determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Standard Life Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, the Standard Life Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, the Standard Life Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Standard Life Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
Aberdeen does not currently have any model delivery clients in the Fund’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.
Ownership of the Fund
Aberdeen’s portfolio managers listed above do not own shares of Thrivent Partner Worldwide Allocation Fund.
GSAM Portfolio Managers
Other Accounts Managed by GSAM Portfolio Managers
The following table provides information about the other accounts managed by the GSAM portfolio managers as of October 31, 2018.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Samuel Finkelstein	Registered Investment Companies:	62	$238,424	0	$ 0
	Other Pooled Investment Vehicles:	408	$226,445	3	$ 2,201
	Other Accounts:	4,085	$319,893	48	$19,903
Ricardo Penfold	Registered Investment Companies:	35	$ 20,703	0	$ 0
	Other Pooled Investment Vehicles:	164	$ 55,70	3	$ 2,201
	Other Accounts:	1,189	$209,231	31	$18,780
Len Ioffe	Registered Investment Companies:	34	$ 20,578	0	$ 0

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
	Other Pooled Investment Vehicles:	27	$ 14,335	0	$ 0
	Other Accounts:	34	$ 5,844	4	$ 1,448
Osman Ali	Registered Investment Companies:	34	$ 20,578	0	$ 0
	Other Pooled Investment Vehicles:	27	$ 14,335	0	$ 0
	Other Accounts:	34	$ 5,844	4	$ 1,448
Takashi Suwabe	Registered Investment Companies:	14	$ 8,403	0	$ 0
	Other Pooled Investment Vehicles:	18	$ 9,525	0	$ 0
	Other Accounts:	29	$ 5,024	4	$ 1,448
Please note that all of GSAM’s fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with the general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.
For each portfolio manager listed above, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The benchmark for this Fund is the MSCI All Country World Index ex-USA.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, (b) focus on risk management and firm reputation and (c) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation
In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest.
Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Ownership of the Fund
GSAM’s portfolio managers listed above do not own shares of Thrivent Partner Worldwide Allocation Fund.

Affiliated Persons
The following officers of the Trust are affiliated with Thrivent Asset Mgt., the Funds’ investment adviser, in the capacities listed:
Affiliated Person	Position with Trust	Position with Thrivent Asset Mgt.
David S. Royal	Trustee, President and Chief Investment Officer	Elected Manager and President
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President, Chief Financial Officer and Treasurer
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Janice M. Guimond	Vice President	Elected Manager and Vice President and Chief Operating Officer
Troy A. Beaver	Vice President	Vice President
Kathleen M. Koelling	Privacy, Identity Theft and Anti-Money Laundering Officer	Privacy and Anti-Money Laundering Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Assistant Secretary
The Advisory and Subadvisory Agreements
The advisory agreement provides that Thrivent Asset Mgt. will provide overall investment supervision of the assets of each Fund. Thrivent Asset Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the Adviser’s duties under the advisory agreement. The Adviser also pays all compensation of Trustees, officers and employees of the Trust who are the Adviser’s affiliated persons. All costs and expenses not expressly assumed by the Adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the Adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.
The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and subadvisory agreements terminate automatically upon assignment. With respect to a particular Fund, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Trustees or by the vote of a majority of the outstanding shares of such Fund. The Adviser may terminate the agreement on 60 days written notice to the Trust.
Advisory Fees
The advisory contract between Thrivent Asset Mgt. and the Trust provides for the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:

Thrivent Aggressive Allocation Fund
First $500 million:	0.750%
Next $1.5 billion:	0.725%
Next $3 billion:	0.700%
Next $5 billion:	0.675%
Over $10 billion:	0.650%

Thrivent Balanced Income Plus Fund
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Diversified Income Plus Fund
First $1 billion:	0.550%
Over $1 billion:	0.500%

Thrivent Government Bond Fund
First $500 million:	0.400%
Over $500 million:	0.350%

Thrivent High Income Municipal Bond Fund
First $500 million:	0.500%
Over $500 million:	0.450%

Thrivent High Yield Fund
First $500 million:	0.400%
Next $500 million:	0.350%
Over $1 billion:	0.300%

Thrivent Income Fund
First $500 million:	0.350%
Next $500 million:	0.325%
Over $1 billion:	0.300%

Thrivent Large Cap Growth Fund
First $500 million:	0.700%
Next $500 million:	0.675%
Next $1.5 billion:	0.650%
Next $2.5 billion:	0.600%
Over $5 billion:	0.575%

Thrivent Large Cap Stock Fund
First $500 million:	0.650%
Next $500 million:	0.575%
Next $1 billion:	0.500%
Next $500 million:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Large Cap Value Fund
All assets:	0.450%

Thrivent Limited Maturity Bond Fund
First $500 million:	0.300%
Next $500 million:	0.275%
Over $1 billion:	0.250%

Thrivent Low Volatility Equity Fund
First $100 million:	0.600%
Over $100 million:	0.500%

Thrivent Mid Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Moderate Allocation Fund
First $500 million:	0.650%
Next $1.5 billion:	0.625%
Next $3 billion:	0.600%
Next $5 billion:	0.575%
Over $10 billion:	0.550%

Thrivent Moderately Aggressive Allocation Fund
First $500 million:	0.700%
Next $1.5 billion:	0.675%
Next $3 billion:	0.650%
Next $5 billion:	0.625%
Over $10 billion:	0.600%

Thrivent Moderately Conservative Allocation Fund
First $500 million:	0.600%
Next $1.5 billion:	0.575%
Next $3 billion:	0.550%
Next $5 billion:	0.525%
Over $10 billion:	0.500%

Thrivent Money Market Fund
All assets:	0.350%

Thrivent Multidimensional Income Fund
First $100 million:	0.550%
Over $100 million:	0.500%

Thrivent Municipal Bond Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.350%
Next $2.5 billion:	0.325%
Over $5 billion:	0.300%

Thrivent Opportunity Income Plus Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.375%
Next $2.5 billion:	0.350%
Over $5 billion:	0.325%

Thrivent Partner Emerging Markets Equity Fund
First $50 million:	1.000%
Over $50 million:	0.950%

Thrivent Partner Worldwide Allocation Fund
First $250 million:	0.850%
Next $750 million:	0.800%
Next $500 million:	0.775%
Over $1.5 billion:	0.750%

Thrivent Small Cap Growth Fund
First $200 million:	0.800%
Over $200 million:	0.750%

Thrivent Small Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%
The following contractual expense reimbursements, as a percentage of net assets, were in effect as of January 1, 2019 for Class A shares and as of February 28, 2019 for Class S shares:
Fund	Class A	Class S	Expiration Date
Thrivent Money Market Fund	0.15%	0.10%	2/28/2020
As of January 1, 2019, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Fund	Class A	Class S	Expiration Date
Thrivent Multidimensional Income Fund	—	1.00%	2/28/2020
As of February 28, 2019, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Fund	Class A	Class S	Expiration Date
Thrivent Government Bond Fund	0.85%	0.75%	2/28/2020
Thrivent High Income Municipal Bond Fund	—	0.66%	2/28/2020
Thrivent Large Cap Growth Fund	1.14%	—	2/28/2020

Fund	Class A	Class S	Expiration Date
Thrivent Low Volatility Equity Fund	—	1.20%	2/28/2020
Thrivent Partner Emerging Markets Equity Fund	1.65%	1.32%	2/28/2020
Thrivent Partner Worldwide Allocation Fund	1.35%	—	2/28/2020
Thrivent Small Cap Growth Fund	—	1.21%	2/28/2020
The following table shows the total dollar amounts for investment advisory services each Fund paid during its past three fiscal years to its investment adviser (before giving effect to any expense reimbursements).
Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Aggressive Allocation Fund	$ 9,018,445	$ 7,365,475	$ 6,228,603
Thrivent Balanced Income Plus Fund	$ 1,990,757	$ 1,771,527	$ 1,560,973
Thrivent Diversified Income Plus Fund (1)	$ 4,959,291	$ 4,478,142	$ 3,905,322
Thrivent Government Bond Fund	$ 237,889	$ 241,256	$ 227,220
Thrivent High Income Municipal Bond Fund	$ 18,528	$ N/A	$ N/A
Thrivent High Yield Fund	$ 2,803,133	$ 2,746,543	$ 2,604,073
Thrivent Income Fund	$ 2,850,231	$ 2,794,572	$ 2,675,694
Thrivent Large Cap Growth Fund	$ 7,130,465	$ 5,655,944	$ 5,015,770
Thrivent Large Cap Stock Fund	$10,619,155	$ 9,834,219	$ 9,226,625
Thrivent Large Cap Value Fund	$ 4,779,277	$ 4,159,461	$ 3,525,394
Thrivent Limited Maturity Bond Fund	$ 2,650,480	$ 2,445,891	$ 2,178,587
Thrivent Low Volatility Equity Fund	$ 54,545	$ 22,471	$ N/A
Thrivent Mid Cap Stock Fund	$12,013,564	$10,056,226	$ 8,087,080
Thrivent Moderate Allocation Fund	$14,587,144	$12,869,078	$11,343,133
Thrivent Moderately Aggressive Allocation Fund	$17,943,062	$15,289,493	$13,087,765
Thrivent Moderately Conservative Allocation Fund	$ 5,201,083	$ 4,807,948	$ 4,419,551
Thrivent Money Market Fund	$ 1,481,491	$ 1,507,916	$ 1,660,921
Thrivent Multidimensional Income Fund (1)	$ 107,184	$ 93,043	$ N/A
Thrivent Municipal Bond Fund	$ 6,163,943	$ 6,354,276	$ 6,433,095
Thrivent Opportunity Income Plus Fund	$ 2,428,670	$ 2,147,166	$ 1,842,557
Thrivent Partner Emerging Markets Equity Fund	$ 180,434	$ 152,630	$ 117,765
Thrivent Partner Worldwide Allocation Fund	$ 7,514,970	$ 7,119,813	$ 6,381,469
Thrivent Small Cap Growth Fund	$ 29,492	$ N/A	$ N/A
Thrivent Small Cap Stock Fund	$ 4,369,201	$ 3,583,014	$ 2,924,580

(1)	For fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.
The next table shows the total expenses reimbursed with respect to the Funds for the last three fiscal years.

Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Aggressive Allocation Fund	$2,967,190	$2,644,653	$2,275,656
Thrivent Balanced Income Plus Fund	$ —	$ —	$ —
Thrivent Diversified Income Plus Fund (1)	$ —	$ —	$ —
Thrivent Government Bond Fund	$ 33,169	$ 26,618	$ 17,915
Thrivent High Income Municipal Bond Fund	$ 122,056	$ N/A	$ N/A
Thrivent High Yield Fund	$ —	$ —	$ —
Thrivent Income Fund	$ —	$ —	$ —
Thrivent Large Cap Growth Fund	$ 78,088	$ 107,581	$ 141,747

Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Large Cap Stock Fund	$ —	$ —	$ —
Thrivent Large Cap Value Fund	$ —	$ —	$ —
Thrivent Limited Maturity Bond Fund	$ —	$ —	$ —
Thrivent Low Volatility Equity Fund	$ 130,924	$ 113,019	$ N/A
Thrivent Mid Cap Stock Fund	$ —	$ —	$ —
Thrivent Moderate Allocation Fund	$4,921,316	$4,388,632	$3,838,322
Thrivent Moderately Aggressive Allocation Fund	$6,943,729	$6,165,460	$5,315,090
Thrivent Moderately Conservative Allocation Fund	$1,412,195	$1,292,891	$1,153,100
Thrivent Money Market Fund	$ 355,837	$ —	$1,770,183
Thrivent Multidimensional Income Fund (1)	$ 92,155	$ 71,291	$ N/A
Thrivent Municipal Bond Fund	$ —	$ —	$ —
Thrivent Opportunity Income Plus Fund	$ 2,304	$ 28,730	$ 81,622
Thrivent Partner Emerging Markets Equity Fund	$ 260,310	$ 227,952	$ 189,514
Thrivent Partner Worldwide Allocation Fund	$ 250,969	$ 586,750	$ 268,628
Thrivent Small Cap Growth Fund	$ 98,699	$ N/A	$ N/A
Thrivent Small Cap Stock Fund	$ —	$ —	$ —

(1)	For fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.
Subadvisory Fees
Thrivent Asset Mgt. pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million of average daily net assets and 0.25% of the average daily net assets over $1.0 billion. Principal was paid the following amounts for the last three years: $738,237 for the year ended October 31, 2016, $802,149 for the year ended October 31, 2017, and $893,953 for the year ended October 31, 2018.
Thrivent Asset Mgt. pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund. The fee payable is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million of average daily net assets managed by Aberdeen; and 0.68% of all of average daily net assets managed by Aberdeen in excess of $100 million. Aberdeen was paid $846,923 for its subadvisory services for the year ended October 31, 2016, $934,033 for the year ended October 31, 2017, and $1,021,953 for the year ended October 31, 2018.1
Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable for GSAM managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets managed by GSAM, 0.45% of the next $200 million of average daily net assets and 0.40% of the average daily net assets over $400 million. The fee payable for GSAM managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets and 0.54% of average daily net assets

1	For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio, both series of Thrivent Series Fund, Inc. and managed by the subadviser, will be included in determining average daily net assets. Aberdeen began managing the Thrivent Partner Emerging Markets Equity Fund on February 26, 2015.

over $250 million. GSAM was paid the following amounts for its subadvisory services for the last three years: $1,015,646 for the year ended October 31, 2016, $1,091,077 for the year ended October 31, 2017, and $1,204,853 for the year ended October 31, 2018.2
Code of Ethics
The Trust, Thrivent Asset Mgt. and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.
Proxy Voting Policies
The Trust has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Mgt. Those policies, and the proxy voting policies of each subadviser, are included in Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 29 is available without charge at ThriventFunds.com by choosing a Fund underneath the Mutual Funds tab and navigating to “Related Documents” under Fund Details – Holdings, or at SEC.gov where it is filed on form N-PX.

2	For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio, a series of Thrivent Series Fund, Inc. and managed by subadviser, will be included in determining average daily net assets. GSAM began managing the international small- and mid-cap equities portion of the Thrivent Partner Worldwide Allocation Fund on September 25, 2013.

UNDERWRITING AND DISTRIBUTION SERVICES
The Funds’ principal underwriter and distributor, Thrivent Distributors, LLC (“Thrivent Distributors”), is a Delaware limited liability company organized in 2015. Thrivent Distributors is an indirect wholly owned subsidiary of Thrivent Financial and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The officers and directors of Thrivent Distributors who are affiliated with the Trust are set forth below under “Affiliated Persons.” Under a Distribution Agreement (the “Distribution Agreement”), Thrivent Investment Mgt. sells shares of the Funds as agent for the Trust. Thrivent Distributors offers the Funds’ shares for sale on a continuous basis and has agreed to use its best efforts to secure purchasers for the shares of the Funds. Shares of each Fund are also offered and sold by selected broker-dealers who have selling agreements with Thrivent Distributors.
The Distribution Agreement was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on November 18, 2015, and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.
Underwriting Commissions
Thrivent Distributors began serving as the Funds’ principal underwriter and distributor on January 1, 2016. Prior thereto, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) served as the Funds’ principal underwriter and distributor. The table below provides the total dollar amount of underwriting commissions received by Thrivent Investment Mgt. and Thrivent Distributors for the past three fiscal years of the Funds, which are used to pay commissions to financial representatives and other expenses. Thrivent Investment Mgt. and Thrivent Distributors did not receive compensation in connection with redemptions and repurchases or brokerage commissions.
Underwriting Commissions
Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Aggressive Allocation Fund	$1,285,632	$1,305,054	$1,625,826
Thrivent Balanced Income Plus Fund	$ 196,947	$ 227,859	$ 259,948
Thrivent Diversified Income Plus Fund (1)	$ 639,943	$ 704,190	$ 737,853
Thrivent Government Bond Fund	$ —	$ —	$ 6,271
Thrivent High Yield Fund	$ 289,581	$ 346,039	$ 385,576
Thrivent Income Fund	$ 150,765	$ 195,036	$ 242,043
Thrivent Large Cap Growth Fund	$ 198,480	$ 151,175	$ 220,164
Thrivent Large Cap Stock Fund	$ 667,162	$ 632,669	$ 684,508
Thrivent Large Cap Value Fund	$ 101,870	$ 100,430	$ 105,128
Thrivent Limited Maturity Bond Fund	$ —	$ —	$ —
Thrivent Mid Cap Stock Fund	$ 520,949	$ 568,903	$ 516,826
Thrivent Moderate Allocation Fund	$1,773,238	$1,766,204	$2,072,618
Thrivent Moderately Aggressive Allocation Fund	$2,521,273	$2,684,713	$3,236,487
Thrivent Moderately Conservative Allocation Fund	$ 507,213	$ 572,925	$ 669,594
Thrivent Money Market Fund	$ —	$ —	$ —
Thrivent Municipal Bond Fund	$ 732,103	$1,021,074	$1,586,246
Thrivent Opportunity Income Plus Fund	$ 194,300	$ 263,568	$ 290,664
Thrivent Partner Emerging Markets Equity Fund	$ 17,054	$ 17,943	$ 15,355
Thrivent Partner Worldwide Allocation Fund	$ 93,015	$ 93,767	$ 93,236
Thrivent Small Cap Stock Fund	$ 218,503	$ 212,263	$ 207,420

(1)	For fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.

12b-1 Distribution Plan
The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Class A shares of each Fund. Pursuant to the 12b-1 Plan, the Trust, on behalf of Class A shares of each Fund, will pay Thrivent Distributors a distribution fee and shareholder servicing fee in connection with the promotion and distribution of Fund shares and the provision of services to shareholders. Such services include advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.
Thrivent Distributors may pay all or a portion of the fees to any broker-dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement subject to the requirements of the 12b-1 Plan. To the extent not so paid by Thrivent Distributors, it may retain such amounts.
The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a majority vote of the Class A shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by a vote cast in person at a meeting called for the purpose of considering such amendments.
While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan was approved by the Board of Trustees and by the Independent Trustees on November 18, 2015 and became effective on January 1, 2016. It is subject to annual approval, by the Board of Trustees and by the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the either the Class A shares of any Fund at any time by a vote of a majority of the Independent Trustees or by 1940 Act Majority Vote of the applicable Class A shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.
In connection with the services to be provided by Thrivent Distributors under the Rule 12b-1 Plan, Class A shares of the Funds pay Thrivent Distributors an aggregate fee for distribution and shareholder servicing equal to an annual rate of no more than 0.25% of the average daily net asset value represented by such shares. The fee is accrued daily and paid monthly.
For the most recent fiscal year, the Funds paid $32.2 million to Thrivent Distributors under the 12b-1 Plan. Of the total 12b-1 fees paid to Thrivent Distributors, $32.2 million was paid to the selling broker-deals as compensation, and $22.0 thousand was used for other expenses such as advertising and sales personnel.
Affiliated Persons
The following officers of Thrivent Distributors are affiliated with the Trust.
Affiliated Person	Position with Trust	Position with Thrivent Distributors
David S. Royal	Trustee, President and Chief Investment Officer	Elected Manager
Troy A. Beaver	Vice President	Elected Manager and Chief Executive Officer
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Elected Manager and Chief Financial Officer
Kathryn A. Stelter	Vice President	Chief Operations Officer

Affiliated Person	Position with Trust	Position with Thrivent Distributors
John D. Jackson	Assistant Secretary	Secretary and Chief Legal Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Assistant Secretary

OTHER SERVICES
Custodian
The custodian for the Funds is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian is responsible for safeguarding the Funds’ assets held in the United States and for serving as the Funds’ foreign custody manager.
Transfer Agent
Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Funds on a per-account basis for direct-at-fund accounts, and based on assets under management for third party intermediary accounts in an omnibus relationship.
Administration Contract
Thrivent Asset Mgt. provides both administrative and accounting services to the Funds under an Administrative Services Agreement. Under this Agreement, each Fund pays Thrivent Asset Mgt. an annual fee equal to the sum of $70,000 plus 0.017 percent of the Fund’s average daily net assets. Payments made under the Agreement for the past three fiscal years are as follows:
Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Aggressive Allocation Fund	$303,070	$258,245	$221,538
Thrivent Balanced Income Plus Fund	$138,771	$130,697	$121,086
Thrivent Diversified Income Plus Fund (1)	$241,321	$224,700	$197,811
Thrivent Government Bond Fund	$ 81,300	$ 81,365	$ 80,225
Thrivent High Income Municipal Bond Fund	$ 47,371	$ N/A	$ N/A
Thrivent High Yield Fund	$208,599	$204,368	$191,067
Thrivent Income Fund	$229,321	$224,727	$211,269
Thrivent Large Cap Growth Fund	$257,041	$215,577	$192,548
Thrivent Large Cap Stock Fund	$430,780	$398,232	$361,659
Thrivent Large Cap Value Fund	$271,792	$244,166	$211,016
Thrivent Limited Maturity Bond Fund	$244,488	$229,010	$204,417
Thrivent Low Volatility Equity Fund	$ 71,727	$ 47,378	$ N/A
Thrivent Mid Cap Stock Fund	$431,429	$367,017	$294,612
Thrivent Moderate Allocation Fund	$512,135	$454,750	$393,082
Thrivent Moderately Aggressive Allocation Fund	$576,220	$495,216	$415,705
Thrivent Moderately Conservative Allocation Fund	$237,731	$223,444	$204,438
Thrivent Money Market Fund	$150,424	$151,112	$147,202
Thrivent Multidimensional Income Fund (1)	$ 73,703	$ 61,548	$ N/A
Thrivent Municipal Bond Fund	$363,900	$371,529	$362,273
Thrivent Opportunity Income Plus Fund	$173,487	$159,998	$143,702
Thrivent Partner Emerging Markets Equity Fund	$ 72,857	$ 72,398	$ 71,767
Thrivent Partner Worldwide Allocation Fund	$243,706	$225,117	$202,490
Thrivent Small Cap Growth Fund	$ 47,367	$ N/A	$ N/A
Thrivent Small Cap Stock Fund	$194,792	$170,985	$148,219

(1)	For fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm, providing professional services including audits of the Funds’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review and signing of the annual income tax returns filed on behalf of the Funds.
Securities Lending
Certain Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. Pursuant to a Securities Lending Agency Agreement dated December 18, 2017, the Funds have retained Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) as securities lending agent. Previously, Deutsche Bank AG (“Deutsche Bank”) acted as securities lending agent to the Funds and remains securities lending agent to other Thrivent entities.
As securities lending agents to the Funds, Goldman Sachs and Deutsche Bank performed services including, but not limited to, negotiating loans with borrowers, monitoring approved borrowers, processing the return of loaned securities to the Funds, and providing recordkeeping and reporting to the Funds relating to their securities lending activities.
The following table summarizes the income and fees from securities lending activities for the respective fiscal year for those Funds that participated in securities lending.
Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Aggressive Allocation Fund
$283,388	$17,431	$-	$-	$-	$109,031	$-	$126,462	$156,926
Thrivent Balanced Income Plus Fund
$ 71,282	$ 3,637	$-	$-	$-	$ 35,841	$-	$ 39,478	$ 31,804
Thrivent Diversified Income Plus Fund
$204,138	$ 9,175	$-	$-	$-	$113,907	$-	$123,082	$ 81,056
Thrivent High Yield Fund
$967,027	$59,601	$-	$-	$-	$413,800	$-	$473,401	$493,626
Thrivent Income Fund
$167,314	$ 7,992	$-	$-	$-	$ 93,460	$-	$101,452	$ 65,862
Thrivent Large Cap Stock Fund
$495,776	$39,139	$-	$-	$-	$130,911	$-	$170,050	$325,726

Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Large Cap Value Fund
$167,861	$ 4,586	$-	$-	$-	$126,160	$-	$130,746	$ 37,115
Thrivent Limited Maturity Bond Fund
$ 9,415	$ 389	$-	$-	$-	$ 6,102	$-	$ 6,491	$ 2,924
Thrivent Low Volatility Equity Fund
$ 76	$ 1	$-	$-	$-	$ 62	$-	$ 63	$ 13
Thrivent Mid Cap Stock Fund
$521,602	$10,390	$-	$-	$-	$418,921	$-	$429,311	$ 92,291
Thrivent Moderate Allocation Fund
$227,166	$12,175	$-	$-	$-	$107,410	$-	$119,585	$107,581
Thrivent Moderately Aggressive Allocation Fund
$307,679	$19,133	$-	$-	$-	$117,686	$-	$136,819	$170,860
Thrivent Moderately Conservative Allocation Fund
$ 62,264	$ 2,401	$-	$-	$-	$ 39,204	$-	$ 41,605	$ 20,659
Thrivent Multidimentional Income Fund
$ 2,581	$ 77	$-	$-	$-	$ 1,807	$-	$ 1,884	$ 697
Thrivent Opportunity Income Plus Fund
$ 68,721	$ 2,247	$-	$-	$-	$ 47,947	$-	$ 50,194	$ 18,527
Thrivent Partner Emerging Markets Equity Fund
$ 715	$ 18	$-	$-	$-	$ 533	$-	$ 551	$ 164
Thrivent Partner Worldwide Allocation Fund
$101,186	$ 9,099	$-	$-	$-	$ 10,182	$-	$ 19,281	$ 81,905
Thrivent Small Cap Stock Fund
$397,902	$17,057	$-	$-	$-	$241,014	$-	$258,071	$139,831

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage Transactions
In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes Thrivent Asset Mgt., acting by its own officers, directors or employees, or by a subadviser, to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Asset Mgt. and the subadvisers will use reasonable efforts to seek on behalf of the Funds the best overall terms available.
In assessing the best overall terms available for any transaction, Thrivent Asset Mgt. and the subadvisers will consider all factors it deems relevant, including:
(1)	the breadth of the market in and the price of the security,
(2)	the financial condition and execution capability of the broker or dealer, and
(3)	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).
In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Asset Mgt. and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Asset Mgt., the subadvisers, or an affiliate of Thrivent Asset Mgt. or the subadvisers, exercises investment discretion. Thrivent Asset Mgt. and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Asset Mgt. or the subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.
To the extent that the receipt of the above-described services may supplant services for which Thrivent Asset Mgt. or the subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Asset Mgt.
In certain cases, Thrivent Asset Mgt. or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Asset Mgt. or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Asset Mgt. or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Funds. Thrivent Asset Mgt. or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.
Thrivent Asset Mgt. and the subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow Thrivent Asset Mgt. and the subadvisers to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.
Certain subadvisers or their affiliates may allocate brokerage transactions to brokers who have entered into arrangements with a subadviser or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a Fund to offset that Fund’s expenses. This is commonly known as brokerage commission recapture.
The Trust’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.
The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Asset Mgt., a subadviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Asset Mgt. and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.
Affiliated Transactions
GSAM may place trades with certain brokers with which it is under common control, including Goldman Sachs, provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. GSAM may trade with its affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” GSAM also may trade with its affiliated brokers on an execution-only basis.
Brokerage Commissions
The following table shows the amount of brokerage commissions the Funds paid in each of the past three fiscal years:
Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Aggressive Allocation Fund	$ 473,026	$ 549,500	$ 526,357
Thrivent Balanced Income Plus Fund	$ 201,722	$ 227,099	$ 203,125
Thrivent Diversified Income Plus Fund (1)	$ 308,697	$ 307,295	$ 375,796
Thrivent Government Bond Fund	$ 3,007	$ 3,402	$ 3,232
Thrivent High Income Municipal Bond Fund	$ 13	$ N/A	$ N/A
Thrivent High Yield Fund	$ 1	$ 488	$ 2,300
Thrivent Income Fund	$ 40,009	$ 27,768	$ 31,864
Thrivent Large Cap Growth Fund	$ 462,630	$ 401,743	$ 399,729
Thrivent Large Cap Stock Fund	$1,336,056	$1,861,331	$1,648,978
Thrivent Large Cap Value Fund	$ 220,286	$ 191,504	$ 223,393
Thrivent Limited Maturity Bond Fund	$ 39,214	$ 39,438	$ 37,058
Thrivent Low Volatility Equity Fund	$ 9,351	$ 6,023	$ N/A
Thrivent Mid Cap Stock Fund	$ 769,970	$ 618,530	$ 572,812
Thrivent Moderate Allocation Fund	$ 528,808	$ 791,306	$ 734,492
Thrivent Moderately Aggressive Allocation Fund	$ 734,142	$1,022,319	$ 959,807
Thrivent Moderately Conservative Allocation Fund	$ 136,801	$ 200,637	$ 197,706
Thrivent Money Market Fund	$ —	$ —	$ —
Thrivent Multidimensional Income Fund (1)	$ 4,146	$ 21,230	$ N/A
Thrivent Municipal Bond Fund	$ 5,612	$ —	$ —
Thrivent Opportunity Income Plus Fund	$ 25,187	$ 54,270	$ 78,638
Thrivent Partner Emerging Markets Equity Fund	$ 5,730	$ 6,061	$ 2,095
Thrivent Partner Worldwide Allocation Fund	$ 724,651	$1,688,357	$1,169,246
Thrivent Small Cap Growth Fund	$ 4,893	$ N/A	$ N/A
Thrivent Small Cap Stock Fund	$ 581,534	$ 383,677	$ 386,853

(1)	For the fiscal year ended December 31, 2018, December 31, 2017 and December 31, 2016.

The table below indicates the total amount of brokerage commissions paid by each Fund to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended October 31, 2018. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.
Fund Name	Commissions	Aggregrate Transactions
Thrivent Aggressive Allocation Fund	$ 473,026	$ 685,584,616
Thrivent Balanced Income Plus Fund	$ 201,711	$ 365,560,193
Thrivent Diversified Income Plus Fund (1)	$ 308,697	$ 537,955,730
Thrivent Government Bond Fund	$ 3,007	$ 3,007
Thrivent High Income Municipal Bond Fund	$ 13	$ 13
Thrivent High Yield Fund	$ 1	$ 3,609
Thrivent Income Fund	$ 40,009	$ 46,161,537
Thrivent Large Cap Growth Fund	$ 462,630	$1,194,932,088
Thrivent Large Cap Stock Fund	$1,336,056	$1,783,250,193
Thrivent Large Cap Value Fund	$ 220,286	$ 411,594,824
Thrivent Limited Maturity Bond Fund	$ 39,214	$ 175,473
Thrivent Low Volatility Equity Fund	$ 9,351	$ 14,771,412
Thrivent Mid Cap Stock Fund	$ 769,970	$1,144,248,702
Thrivent Moderate Allocation Fund	$ 528,808	$ 647,933,498
Thrivent Moderately Aggressive Allocation Fund	$ 734,142	$ 931,268,788
Thrivent Moderately Conservative Allocation Fund	$ 136,801	$ 194,209,559
Thrivent Money Market Fund	$ —	$ —
Thrivent Multidimensional Income Fund (1)	$ 4,146	$ 3,111,442
Thrivent Municipal Bond Fund	$ 5,612	$ 5,612
Thrivent Opportunity Income Plus Fund	$ 25,187	$ 12,385,646
Thrivent Partner Emerging Markets Equity Fund	$ 678	$ 379,838
Thrivent Partner Worldwide Allocation Fund	$ 724,651	$1,111,153,960
Thrivent Small Cap Growth Fund	$ 4,893	$ 7,575,205
Thrivent Small Cap Stock Fund	$ 581,534	$ 810,685,559

(1)	For the fiscal year ended December 31, 2018.
Portfolio Turnover Rates
The rate of portfolio turnover in the Funds will not be a limiting factor when Thrivent Asset Mgt. or the subadviser deems changes in a Fund’s portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.
The following table shows the portfolio turnover rates for the Funds for the last three fiscal years:
Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Aggressive Allocation Fund	52%	59%	58%
Thrivent Balanced Income Plus Fund	149%	145%	125%
Thrivent Diversified Income Plus Fund (1)	143%	133%	91%

Fund	10/31/2018	10/31/2017	10/31/2016
Thrivent Government Bond Fund (2)	280%	193%	152%
High Income Municipal Bond Fund (3)	201%	N/A	N/A
Thrivent High Yield Fund	38%	48%	43%
Thrivent Income Fund	109%	100%	107%
Thrivent Large Cap Growth Fund	62%	65%	68%
Thrivent Large Cap Stock Fund	52%	73%	64%
Thrivent Large Cap Value Fund	18%	17%	22%
Thrivent Limited Maturity Bond Fund	82%	79%	83%
Thrivent Low Volatility Equity Fund (4)	58%	77%	N/A
Thrivent Mid Cap Stock Fund	34%	29%	22%
Thrivent Moderate Allocation Fund	133%	158%	147%
Thrivent Moderately Aggressive Allocation Fund	86%	103%	94%
Thrivent Moderately Conservative Allocation Fund	175%	208%	196%
Thrivent Multidimensional Income Fund (1,4)	96%	180%	N/A
Thrivent Municipal Bond Fund	35%	18%	10%
Thrivent Opportunity Income Plus Fund	190%	186%	156%
Thrivent Partner Emerging Markets Equity Fund	26%	42%	11%
Thrivent Partner Worldwide Allocation Fund	75%	94%	108%
Thrivent Small Cap Growth Fund (3)	32%	N/A	N/A
Thrivent Small Cap Stock Fund	63%	47%	58%

(1)	For fiscal years ended December 31, 2018, December 31, 2017 and December 31, 2016 because the Fund has a fiscal year end of December 31.
(2)	The portfolio turnover rate for the fiscal year ended October 31, 2018 was higher than the previous fiscal year primarily because of investment in mortgage dollar roll transactions.
(3)	From inception on February 28, 2018 through fiscal year end.
(4)	From inception on February 28, 2017 through fiscal year end.
Regular Brokers or Dealers
Each of the Funds listed below held securities of its “regular broker or dealers,” as that term is defined in Rule 10b-1 under the 1940 Act, as of October 31, 2018 (December 31, 2018 in the case of Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund) as follows:
Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Aggressive Allocation Fund	Citigroup, Inc.	$ 4,267,599
	Bank of America Corporation	$ 3,393,473
	Keybanc Capital Markets	$ 2,455,323
	Investment Technology Group, Inc.	$ 2,228,133
	Goldman, Sachs & Company	$ 1,823,919
	J.P. Morgan	$ 1,098,049
	Morgan Stanley Dean Witter & Company	$ 336,514
	Raymond James & Associates, Inc.	$ 127,842
Thrivent Balanced Income Plus Fund	Bank of America Corporation	$ 3,448,638
	Citigroup, Inc.	$ 2,979,764
	Keybanc Capital Markets	$ 1,077,914

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	J.P. Morgan	$ 992,453
	Morgan Stanley Dean Witter & Company	$ 703,988
	Credit Suisse Group AG	$ 631,513
	Investment Technology Group, Inc.	$ 246,441
	Deutsche Bank	$ 149,243
	UBS AG	$ 72,831
	Nomura Securities International, Inc.	$ 47,980
Thrivent Diversified Income Plus Fund	Bank of America Corporation	$ 9,153,823
	Citigroup, Inc.	$ 5,443,622
	J.P. Morgan	$ 2,974,184
	Morgan Stanley Dean Witter & Company	$ 2,809,831
	Credit Suisse Group AG	$ 2,368,050
	Goldman, Sachs & Company	$ 2,110,033
	State Street Bank	$ 1,800,692
	Barclays	$ 1,305,581
	Deutsche Bank	$ 648,034
	UBS AG	$ 279,809
	Investment Technology Group, Inc.	$ 255,982
	Nomura Securities International, Inc.	$ 140,879
Thrivent High Yield Fund	Wells Fargo	$ 2,959,921
	Barclays	$ 698,390
Thrivent Income Fund	Bank of America Corporation	$18,475,816
	Morgan Stanley Dean Witter & Company	$13,632,212
	J.P. Morgan	$12,847,113
	Citigroup, Inc.	$12,216,064
	Credit Suisse Group AG	$ 6,587,134
	UBS AG	$ 3,765,817
	Deutsche Bank	$ 3,281,334
	Wells Fargo	$ 2,578,451
Thrivent Large Cap Growth Fund	Goldman, Sachs & Company	$14,736,494
Thrivent Large Cap Stock Fund	Citigroup, Inc.	$29,418,117
	J.P. Morgan	$ 7,705,316
	State Street Bank	$ 7,255,394
Thrivent Large Cap Value Fund	Citigroup, Inc.	$41,580,847
	Goldman, Sachs & Company	$21,067,588
	J.P. Morgan	$14,916,116
Thrivent Limited Maturity Bond Fund	Bank of America Corporation	$10,111,604
	Goldman, Sachs & Company	$ 9,915,478
	Morgan Stanley Dean Witter & Company	$ 9,778,072
	Citigroup, Inc.	$ 8,758,239
	J.P. Morgan	$ 6,522,362
	Barclays	$ 5,150,711

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Credit Suisse Group AG	$ 2,427,916
Thrivent Mid Cap Stock Fund	Keybanc Capital Markets	$45,355,508
Thrivent Moderate Allocation Fund	Citigroup, Inc.	$ 7,877,119
	Bank of America Corporation	$ 7,553,684
	J.P. Morgan	$ 6,408,938
	Goldman, Sachs & Company	$ 6,039,700
	Morgan Stanley Dean Witter & Company	$ 4,842,453
	Keybanc Capital Markets	$ 3,267,411
	Credit Suisse Group AG	$ 1,886,708
	Deutsche Bank	$ 1,507,292
	Investment Technology Group, Inc.	$ 962,707
Thrivent Moderately Aggressive Allocation Fund	Citigroup, Inc.	$ 6,675,111
	Bank of America Corporation	$ 5,309,602
	Goldman, Sachs & Company	$ 4,444,505
	J.P. Morgan	$ 4,159,523
	Keybanc Capital Markets	$ 3,748,647
	Morgan Stanley Dean Witter & Company	$ 3,164,315
	Investment Technology Group, Inc.	$ 2,511,260
	Credit Suisse Group AG	$ 1,190,372
	Deutsche Bank	$ 914,608
	Raymond James & Associates, Inc.	$ 164,117
	Nomura Securities International, Inc.	$ 5,997
Thrivent Moderately Conservative Allocation Fund	Bank of America Corporation	$ 3,656,808
	Citigroup, Inc.	$ 3,542,039
	J.P. Morgan	$ 3,169,965
	Goldman, Sachs & Company	$ 3,109,955
	Morgan Stanley Dean Witter & Company	$ 2,782,415
	Credit Suisse Group AG	$ 1,036,071
	Keybanc Capital Markets	$ 973,048
	Deutsche Bank	$ 775,035
	Investment Technology Group, Inc.	$ 252,761
Thrivent Multidimensional Income Fund	Bank of America Corporation	$ 233,517
	J.P. Morgan	$ 222,599
	Credit Suisse Group AG	$ 142,828
	Wells Fargo	$ 139,213
	Goldman, Sachs & Company	$ 115,458
	HSBC Securities	$ 77,726
	Morgan Stanley Dean Witter & Company	$ 57,762
	Barclays	$ 29,881
	Deutsche Bank	$ 9,767
	UBS AG	$ 5,953
Thrivent Opportunity Income Plus Fund	Bank of America Corporation	$ 4,948,179

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Citigroup, Inc.	$ 2,089,166
	Morgan Stanley Dean Witter & Company	$ 1,606,903
	Credit Suisse Group AG	$ 1,522,135
	Goldman, Sachs & Company	$ 1,356,192
	J.P. Morgan	$ 1,289,101
	Deutsche Bank	$ 563,368
	Barclays	$ 396,032
	UBS AG	$ 228,334
	Nomura Securities International, Inc.	$ 134,943
Thrivent Small Cap Growth Fund	Investment Technology Group, Inc.	$ 60,483
Thrivent Small Cap Stock Fund	Investment Technology Group, Inc.	$ 9,878,675

PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchasing Shares
Initial and subsequent purchases of Fund shares may be made:
•	Through a financial representative;
•	By mail;
•	By telephone;
•	By Internet;
•	By wire/ACH transfer; or
•	Through an Automatic Investment Plan.
Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
Sales Charges
Purchases of Class A Fund shares (other than shares of Thrivent Money Market Fund or Thrivent Limited Maturity Bond Fund) carry either an initial sales charge or, in certain limited cases, a deferred sales charge. This is explained in the section of the Funds’ prospectus relating to such shares entitled “Class A Shares,” which also lists ways to reduce or avoid sales charges on subsequent purchases.
In addition to the situations described in the prospectus, sales charges are waived when additional shares are purchased by the following individuals and entities who currently own Class A shares:
•	directors, retired employees, and part- and full-time employees of Thrivent Financial and its subsidiaries and affiliates or others that reside at the same mailing address as the director or employee;
•	members of Thrivent Financial’s sales force and others that reside at the same mailing address as the sales force member; and
•	any trust, pension, profit-sharing or other benefit plan for such persons.
Thrivent Distributors may also, from time to time, waive or reduce the initial sales charge on certain Class A shares offered uniformly to the public for specific time periods as specified in the disclosure documents of the applicable Fund (e.g., prospectus or supplement to the prospectus).
Employees
Retired and part- and full-time employees of Thrivent Financial are persons who are defined as such by Thrivent Financial policies.
Restriction on Sale of Shares Purchased
Sales to any of the persons or groups mentioned in this section are made only with the purchaser’s written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.

Redeeming Shares
Shares may be redeemed with requests made:
•	Through a financial representative;
•	By mail or fax;
•	By telephone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through the Automatic Redemption Plan.
All methods of redemptions are described in the Funds’ prospectus under “Redeeming Shares.”
NET ASSET VALUE
(All Funds Except the Thrivent Money Market Fund)
The net asset value per share is generally determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading.
Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.
The market value of each Fund’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:
•	Equity securities that are traded on U.S. exchanges, including options, shall be valued at the last sale price on the principle exchange as of the close of regular trading on such exchange. If there have been no sales, the latest bid quotation is used.
•	Over-the-Counter Securities. NASDAQ National Market® securities shall be valued at the NASDAQ Official Closing Price. All other over-the-counter securities for which reliable quotations are available shall be valued at the latest bid quotation.
•	Fixed income securities traded on a national securities exchange will be valued at the last sale price on such securities exchange that day. If there have been no sales, the latest bid quotation is used.
•	Because market quotations are generally not “readily available” for many debt securities, foreign and domestic debt securities held by the Funds may be valued by an Approved Pricing Service (“APS”), using the evaluation or other valuation methodologies used by the APS. If quotations are not available from the APS, the Adviser’s Valuation Committee shall obtain a manual price from a broker or make a fair value determination.
•	All Funds may value debt securities with a remaining maturity of 60 days or less at amortized cost.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Trustees.
Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Trust.
For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.
NET ASSET VALUE
(Thrivent Money Market Fund)
Securities held by the Thrivent Money Market Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Fund would receive if it sold the security.
The Thrivent Money Market Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Fund will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Fund and the Thrivent Money Market Fund is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Fund should have negative net income.

TAX STATUS
The Funds’ Tax Status
The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:
•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;
•	comply with applicable asset diversification requirements; and
•	distribute at least 90% of its ordinary income to shareholders.
It is each Fund’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.
Each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for that year; (b) 98.2% of its capital gain net income for the one-year period ending on October 31 of that year; and (c) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Trust subsequent to December 31 but prior to February 1 of the following year.
Shareholders’ Tax Status
A shareholder’s tax treatment may vary depending upon his or her particular situation. Information on a shareholder’s tax status is described in the Funds’ Prospectus under “Taxes.”
Capital Gains
While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Asset Mgt. believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.

DESCRIPTION OF DEBT RATINGS
A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Asset Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.
Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.
Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Global Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.
F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The Report of the Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Trust for the fiscal year ended October 31, 2018 (for all series except Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund) and December 31, 2018 (for Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund), are separate reports furnished with this SAI and are incorporated herein by reference.

APPENDIX A—PROXY VOTING PROCESS AND POLICIES SUMMARY

5/2/2018

THRIVENT FINANCIAL FOR LUTHERANS and THRIVENT ASSET MANAGEMENT, LLC PROXY VOTING PROCESS AND POLICIES SUMMARY

➢	RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (collectively, “Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and for which it serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client. Proxies are voted solely in the interests of the client, including Thrivent Fund shareholders, and, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

➢	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Brokerage Practices and Proxy Voting Committee (“Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Committee reviews the Policies and Procedures, including in relation to recommended changes reflected in the benchmark policy and voting guidelines of Institutional Shareholder Services Inc. (“ISS”). As discussed below, Thrivent Financial portfolio management may, with the approval of the Committee, vote proxies other than in accordance with the Policies and Procedures.

➢	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained ISS as an expert in the proxy voting and corporate governance areas. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. ISS analyzes each proxy vote of Thrivent Financial’s clients and prepares a recommendation that reflects ISS’s application of the Policies and Procedures. For items noted as case-by-case, Thrivent Financial generally leverages the research process and voting guidance/recommendation provided by ISS. Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to clients upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues – Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation – Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors - Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues - Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

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Social, Environmental and Corporate Responsibility Issues - In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Applying Proxy Voting Policies Foreign Companies – Thrivent Financial applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance is not appropriate for all markets.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ProxyExchange, ISS’ web-based application. ISS is also responsible for maintaining copies of all proxy statements and will promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy voting process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from the Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of Thrivent Financial’s clients.

Monitoring and Resolving Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

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Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Committee using recommendations from ISS.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the voting rationale of the portfolio manager, executive officer, or director (or person holding an equivalent position) of Thrivent Financial and its affiliates who requests to diverge and provides it to the Committee for review for possible conflicts of interest. The Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote would have a material effect on an investment in such loaned security. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

➢	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials of issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

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Aberdeen Standard Investments

Summary of Proxy Voting Policy and Procedures

Voting is the primary method by which we exercise our clients’ rights as shareholders and is the means by which boards of companies can formally be held to account. The Environmental, Social & Governance (ESG) Investment Team has oversight of all our voting globally. We vote all shares for which we have voting authority except when otherwise instructed by the beneficial owner of these shares or, where, for practical reasons (such as share-blocking), this is not appropriate.

We use our Global Voting Platform to achieve this. In doing so, we use the services of Institutional Shareholder Services (ISS), which is a reputable provider of proxy voting research and voting recommendations. Although ISS has its own voting guidelines, we provide regional custom voting policies that it uses to provide us with bespoke voting recommendations.

We implement considered voting policies based on our ESG Principles & Policy Guidelines approved by our board when voting the shares we manage. We apply our guidelines with appropriate professional care and flexibility, holding boards to account, engaging where necessary, and at all times representing the best interests of our clients.

All meeting agendas in actively managed holdings will be reviewed by a member of the ESG Investment Team or by a regional company analyst. Meeting agendas for passive and quant holdings will generally be voted in line with custom policy recommendations, with the exception of holdings in certain key indexes and corporate transactions which are referred to the ESG Investment team for review.

Our natural inclination is to support a board’s voting recommendation, but we do vote our clients’ shares against resolutions that are not consistent with their best interests as shareholders or which conflict with the spirit of Investment Association (IA) or other institutional guidance. When making voting decisions in the UK, we also make use of the IA’s Institutional Voting Information Service. We analyse special shareholder resolutions on a case-by-case basis and consider whether the resolution calls for action that would lead to an increase in shareholder value.

In the event that we vote our clients’ shares against a resolution at a UK shareholder meeting, this decision is discussed and agreed with the investment team. We will always use best endeavours to discuss this with the company beforehand and explain the reasons. We also use reasonable endeavours to do so in respect of abstentions. The purpose of such engagements is to seek to influence changes in company policy and practice. In exceptional circumstances, we shall attend and speak at shareholder meetings to reinforce our views to the company’s board.

We disclose all our voting records for shareholder meetings on our website, one month in arrears.

Our ESG Principles and Policy Guidelines can be found on our website.

https://www.standardlifeinvestments.com/governance_and_stewardship/ what_is_corporate_governance/principles_and_policies.html

GSAM Global Proxy Voting Policy, Procedures and Guidelines

2018 Edition

March 2018

For further information, please contact GSAM-Stewardship@ny.email.gs.com.

Part I

GOLDMAN SACHS ASSET MANAGEMENT

(“GSAM”*)

POLICY AND PROCEDURES ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A. Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B. The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; GSAM Services Private Limited (f/k/a Goldman Sachs Asset Management (India) Private Limited); Goldman Sachs Participacoes Ltda.; Goldman Sachs Participacoes II LTDA. (f/k/a Goldman Sachs Asset Management Brasil LTDA); GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

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Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and

Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

C. Implementation

GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

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D. Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc., GSAM will instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal.

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Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 5
2.	Board of Directors	page 5
3.	Executive Compensation	page 7
4.	Director Nominees and Proxy Access	page 9
5.	Shareholder Rights and Defenses	page 10
6.	Mergers and Corporate Restructurings	page 11
7.	State of Incorporation	page 11
8.	Capital Structure	page 11
9.	Environmental, Social, Governance (ESG) Issues	page 12

B.	Non-U.S. proxy items:

1.	Operational Items	page 14
2.	Board of Directors	page 15
3.	Compensation	page 17
4.	Board Structure	page 17
5.	Capital Structure	page 17
6.	Mergers and Corporate Restructurings & Other	page 19
7.	Environmental, Social, Governance (ESG) Issues	page 19

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A.    U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;
•	Sit on more than five public operating and/or holding company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

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Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

•	The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

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In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent “key” committees (audit, compensation and nominating committees); or
•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

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If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or
•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Excessive pledging or hedging of stock by executives;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity;
•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and
•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;
•	Limits on employee contributions;
•	Company matching contributions; and
•	Presence of a discount on the stock price on the date of purchase.

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Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing;
•	If it is a value-for-value exchange;
•	If surrendered stock options are added back to the plan reserve;
•	Option vesting;
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background of the nomination, in cases where there is a shareholder nomination;
•	Qualifications of director nominee(s);
•	Strategic plan related to the nomination and quality of critique against management;
•	Number of boards on which the director nominee already serves; and
•	Likelihood that the board will be productive as a result.

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Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or
•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

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Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;
•	Whether the company has the following good governance features:
¡	Majority independent board;
¡	Independent key committees;
¡	An annually elected board;
¡	A majority vote standard in uncontested director elections;
¡	The absence of a poison pill, unless the pill was approved by shareholders; and/or
¡	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance. Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

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9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;
2)	impact on the environment of the company’s production or manufacturing operations;
3)	societal impact of products manufactured;
4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether the industry is a material contributor to global GHG emissions and company disclosure is lacking;

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•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology; and
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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B.    Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•	The auditors are being changed without explanation;
•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director	Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards; or
•	There are reservations about:
¡	Director terms
¡	Bundling of proposals to elect directors
¡	Board independence
¡	Disclosure of named nominees
¡	Combined Chairman/CEO
¡	Election of former CEO as Chairman of the board
¡	Overboarded directors
¡	Composition of committees
¡	Director independence
¡	Number of directors on the board
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

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Classification of directors

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

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3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

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Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

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Principal Global Investors, LLC

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

PGI-PrinREI-PEC Compliance Manual For Internal Use Only	Page 1 of 7

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);

[1]	The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

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4.	A determination that the decision is not influenced by any conflict of interest; and

review and approval by the Compliance Department.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes providing instructions to the relevant wrap sponsor for setting up accounts with ISS.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

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Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

-	Restrictions for share blocking countries;[2]
-	Casting a vote on a foreign security may require that the adviser engage a translator;
-	Restrictions on foreigners’ ability to exercise votes;
-	Requirements to vote proxies in person;
-	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
-	Untimely notice of shareholder meeting;
-	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

2 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

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Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

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•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.

•

The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.

The process of g class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

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Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Advisers’ CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with the Advisers’ fiduciary duties.

Revised 9/2013 ♦ Supersedes 12/2012

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